                                                                   Exhibit 10.17

                                 LOAN AGREEMENT

                                      among

                         THE FINANCIAL INSTITUTIONS FROM
                          TIME TO TIME PARTIES HERETO,
                                   as Lenders,

                           FINOVA CAPITAL CORPORATION,
                            as Agent for the Lenders,

                                       and

               RED ROBIN INTERNATIONAL, INC. AND ITS SUBSIDIARIES,
                                  as Borrowers

                                September 6, 2000

                                TABLE OF CONTENTS
                                -----------------

                                                                                                       Page
                                                                                                      Number
PRELIMINARY STATEMENT......................................................................................1

ARTICLE I

   DEFINITIONS AND DETERMINATIONS..........................................................................1
   ------------------------------
   1.1     Definitions.....................................................................................1
           -----------
   1.2     Time Periods...................................................................................21
           ------------
   1.3     Accounting Terms and Determinations............................................................21
           -----------------------------------
   1.4     References.....................................................................................22
           ----------
   1.5     Lender's or Agent's Discretion.................................................................22
           ------------------------------
   1.6     Borrowers' Knowledge...........................................................................22
           --------------------
   1.7     Benefit of Lenders.............................................................................22
           ------------------

ARTICLE II

   LOAN AND TERMS OF PAYMENT..............................................................................22
   -------------------------
   2.1     Loan...........................................................................................22
           ----
           2.1.1    Amount and Disbursement...............................................................22
                    -----------------------
           2.1.2    Use of Proceeds.......................................................................22
                    ---------------
           2.1.3    Note..................................................................................22
                    ----
           2.1.4    Reborrowing...........................................................................23
                    -----------
           2.1.5    Interest..............................................................................23
                    --------
           2.1.6    Payments..............................................................................23
                    --------
           2.1.7    Voluntary Prepayments.................................................................23
                    ---------------------
   2.2     Loan Fees......................................................................................23
           ---------
   2.3     Late Charges...................................................................................23
           ------------
   2.4     Involuntary Prepayment.........................................................................23
           ----------------------
   2.5     Method of Payments; Payments after Event of Default............................................24
           ---------------------------------------------------
           2.5.1    Method of Payment; Good Funds.........................................................24
                    -----------------------------
           2.5.2    Payments after Event of Default.......................................................24
                    -------------------------------
           2.5.3    Timing of Distribution of Payments to Lenders.........................................24
                    ---------------------------------------------
   2.6     Interest Computation; Maximum Interest; Increased Costs........................................25
           -------------------------------------------------------
           2.6.1    Interest Computation..................................................................25
                    --------------------
           2.6.2    Maximum Interest......................................................................25
                    ----------------
           2.6.3    Increased Costs.......................................................................26
                    ---------------

ARTICLE III

   SECURITY...............................................................................................26
   --------

ARTICLE IV

   CONDITIONS OF CLOSING..................................................................................27
   ---------------------
   4.1     Representations and Warranties.................................................................27
           ------------------------------

   4.2     Performance; No Default........................................................................27
           -----------------------
   4.3     Quad-C Investment..............................................................................27
           -----------------
   4.4     Snyder Group Merger............................................................................27
           -------------------
   4.5     Delivery of Documents..........................................................................27
           ---------------------
   4.6     Opinions of Counsel............................................................................29
           -------------------
   4.7     Licenses.......................................................................................29
           --------
   4.8     Financial Reports; Other Information and Inspections...........................................29
           ----------------------------------------------------
   4.9     Security Interests.............................................................................29
           ------------------
   4.10    Insurance; Survey..............................................................................29
           -----------------
           4.10.1   Business, Flood and Key Man Life Insurance............................................29
                    ------------------------------------------
           4.10.2   Title Insurance.......................................................................29
                    ---------------
           4.10.3   Premiums..............................................................................30
                    --------
           4.10.4   Survey................................................................................30
                    ------
   4.11    Approval of Instruments and Security Interests; Consents.......................................30
           --------------------------------------------------------
   4.12    Use of Assets..................................................................................30
           -------------
   4.13    Environmental Matters..........................................................................30
           ---------------------
   4.14    Material Adverse Change........................................................................31
           -----------------------
   4.15    Indebtedness to be Refinanced..................................................................31
           -----------------------------
   4.16    Fees and Expenses..............................................................................31
           -----------------

ARTICLE V

   REPRESENTATIONS AND WARRANTIES.........................................................................31
   ------------------------------
   5.1     Existence and Power............................................................................31
           -------------------
   5.2     Authority......................................................................................31
           ---------
   5.3     Equity Interests and Related Matters...........................................................31
           ------------------------------------
           5.3.1    Equity Interests......................................................................31
                    ----------------
           5.3.2    Restrictions..........................................................................31
                    ------------
   5.4     Binding Agreements.............................................................................32
           ------------------
   5.5     Business and Property of Borrowers.............................................................32
           ----------------------------------
           5.5.1    Business and Property.................................................................32
                    ---------------------
           5.5.2    Licenses..............................................................................32
                    --------
           5.5.3    Operating Agreements..................................................................32
                    --------------------
           5.5.4    Facility Sites........................................................................32
                    --------------
           5.5.5    Leases................................................................................33
                    ------
           5.5.6    Real Estate...........................................................................33
                    -----------
           5.5.7    Operation and Maintenance of Equipment................................................33
                    --------------------------------------
   5.6     Title to Property; Liens.......................................................................33
           ------------------------
   5.7     Projections and Financial Statements...........................................................33
           ------------------------------------
           5.7.1    Financial Statements..................................................................33
                    --------------------
           5.7.2    Projections...........................................................................34
                    -----------
   5.8     Litigation.....................................................................................34
           ----------
   5.9     Defaults in Other Agreements; Consents; Conflicting Agreements.................................34
           --------------------------------------------------------------
   5.10    Taxes..........................................................................................34
           -----
   5.11    Compliance with Applicable Laws................................................................34
           -------------------------------
   5.12    Patents, Trademarks, Franchises, Agreements....................................................35
           -------------------------------------------
   5.13    Regulatory Matters.............................................................................35
           ------------------
   5.14    Environmental Matters..........................................................................35
           ---------------------

   5.15    Application of Certain Laws and Regulations....................................................35
           -------------------------------------------
           5.15.1   Investment Company Act................................................................35
                    ----------------------
           5.15.2   Holding Company Act...................................................................35
                    -------------------
           5.15.3   Foreign or Enemy Status...............................................................35
                    -----------------------
           5.15.4   Regulations as to Borrowing...........................................................36
                    ---------------------------
   5.16    Margin Regulations.............................................................................36
           ------------------
   5.17    Other Indebtedness.............................................................................36
           ------------------
   5.18    No Misrepresentation...........................................................................36
           --------------------
   5.19    Employee Benefit Plans.........................................................................36
           ----------------------
           5.19.1   No Other Plans........................................................................36
                    --------------
           5.19.2   ERISA and Code Compliance and Liability...............................................36
                    ---------------------------------------
           5.19.3   Funding...............................................................................37
                    -------
           5.19.4   Prohibited Transactions and Payments..................................................37
                    ------------------------------------
           5.19.5   No Termination Event..................................................................37
                    --------------------
           5.19.6   ERISA Litigation......................................................................37
                    ----------------
   5.20    Employee Matters...............................................................................37
           ----------------
           5.20.1   Collective Bargaining Agreements; Grievances..........................................37
                    --------------------------------------------
           5.20.2   Claims Relating to Employment.........................................................37
                    -----------------------------
   5.21    Burdensome Obligations.........................................................................37
           ----------------------
   5.22    Insurance......................................................................................38
           ---------
   5.23    Snyder Group Merger Instruments................................................................38
           -------------------------------

ARTICLE VI

   AFFIRMATIVE COVENANTS..................................................................................38
   ---------------------
   6.1     Legal Existence; Good Standing.................................................................38
           ------------------------------
   6.2     Inspection.....................................................................................38
           ----------
   6.3     Financial Statements and Other Information.....................................................38
           ------------------------------------------
           6.3.1    Quarterly Statements and Agings.......................................................38
                    -------------------------------
           6.3.2    Annual Statements.....................................................................39
                    -----------------
           6.3.3    Compliance Certificates...............................................................39
                    -----------------------
           6.3.4    Accountants' Certificate..............................................................39
                    ------------------------
           6.3.5    Audit Reports.........................................................................40
                    -------------
           6.3.6    Business Plans........................................................................40
                    --------------
           6.3.7    Notice of Defaults; Loss..............................................................40
                    ------------------------
           6.3.8    Notice of Suits; Adverse Events.......................................................40
                    -------------------------------
           6.3.9    Reports to Shareholders, Creditors and Governmental Bodies............................40
                    ----------------------------------------------------------
           6.3.10   ERISA Notices and Requests............................................................41
                    --------------------------
           6.3.11   Other Information.....................................................................41
                    -----------------
   6.4     Reports to Governmental Bodies and Other Persons...............................................42
           ------------------------------------------------
   6.5     Maintenance of Licenses and Other Agreements...................................................42
           --------------------------------------------
   6.6     Insurance......................................................................................42
           ---------
           6.6.1    Maintenance of Insurance..............................................................42
                    ------------------------
           6.6.2    Claims and Proceeds...................................................................42
                    -------------------
           6.6.3    Application of Proceeds...............................................................43
                    -----------------------
   6.7     Future Leases..................................................................................43
           -------------
   6.8     Future Acquisitions of Real Property...........................................................44
           ------------------------------------
   6.9     Environmental Matters..........................................................................44
           ---------------------

   6.10    Compliance with Laws...........................................................................44
           --------------------
   6.11    Taxes and Claims...............................................................................44
           ----------------
   6.12    Maintenance of Properties......................................................................45
           -------------------------
   6.13    Governmental Approvals.........................................................................45
           ----------------------
   6.14    Payment of Indebtedness........................................................................45
           -----------------------
   6.15    Additional Borrowers...........................................................................45
           --------------------
           6.15.1   Notice of Additional Borrowers........................................................45
                    ------------------------------
           6.15.2   Joinder Agreement.....................................................................45
                    -----------------
           6.15.3   Pledge Agreement......................................................................45
                    ----------------
           6.15.4   Other Documents.......................................................................45
                    ---------------
           6.15.5   Opinion of Counsel....................................................................46
                    ------------------
   6.16    Inactive Subsidiaries..........................................................................46
           ---------------------
   6.17    Excluded Collateral............................................................................46
           -------------------
   6.18    Interest Rate Protection.......................................................................46
           ------------------------

ARTICLE VII

   NEGATIVE COVENANTS.....................................................................................46
   ------------------
   7.1     Borrowing......................................................................................46
           ---------
   7.2     Liens..........................................................................................47
           -----
   7.3     Merger and Acquisition.........................................................................47
           ----------------------
   7.4     Contingent Liabilities.........................................................................47
           ----------------------
   7.5     Dividends and Distributions....................................................................47
           ---------------------------
   7.6     Payments of Indebtedness for Borrowed Money....................................................47
           -------------------------------------------
   7.7     Investments, Loans.............................................................................47
           ------------------
   7.8     Fundamental Business Changes...................................................................48
           ----------------------------
   7.9     Development of New Stores......................................................................48
           -------------------------
   7.10    Facility Sites.................................................................................48
           --------------
   7.11    Sale or Transfer of Assets.....................................................................48
           --------------------------
   7.12    Amendment of Certain Agreements................................................................48
           -------------------------------
   7.13    Acquisition of Additional Properties...........................................................49
           ------------------------------------
   7.14    Issuance of Capital Stock......................................................................49
           -------------------------
   7.15    Transactions with Affiliates...................................................................49
           ----------------------------
   7.16    Compliance with ERISA..........................................................................49
           ---------------------
   7.17    Fiscal Year....................................................................................50
           -----------
   7.18    Debt Service Coverage Ratio....................................................................50
           ---------------------------
   7.19    Fixed Charge Coverage Ratio....................................................................50
           ---------------------------
   7.20    Leverage Ratio.................................................................................50
           --------------

ARTICLE VIII

   DEFAULT AND REMEDIES...................................................................................51
   --------------------
   8.1     Events of Default..............................................................................51
           -----------------
           8.1.1    Default in Payment....................................................................51
                    ------------------
           8.1.2    Breach of Covenants...................................................................51
                    -------------------
           8.1.3    Breach of Warranty....................................................................51
                    ------------------
           8.1.4    Default Under Other Indebtedness for Borrowed Money...................................51
                    ---------------------------------------------------
           8.1.5    Bankruptcy............................................................................51
                    ----------

           8.1.6    Judgments.............................................................................52
                    ---------
           8.1.7    Impairment of Licenses; Other Agreements..............................................52
                    ----------------------------------------
           8.1.8    Collateral............................................................................52
                    ----------
           8.1.9    Plans.................................................................................52
                    -----
           8.1.10   Change in Management or Control.......................................................53
                    -------------------------------
           8.1.11   Corporate Reorganization..............................................................53
                    ------------------------
   8.2     Acceleration of Borrowers' Obligations.........................................................53
           --------------------------------------
   8.3     Remedies on Default............................................................................53
           -------------------
           8.3.1    Enforcement of Security Interests.....................................................53
                    ---------------------------------
           8.3.2    Other Remedies........................................................................53
                    --------------
   8.4     Application of Funds...........................................................................54
           --------------------
           8.4.1    Expenses..............................................................................54
                    --------
           8.4.2    Borrower's Obligations................................................................54
                    ----------------------
           8.4.3    Surplus...............................................................................54
                    -------
   8.5     Performance of Borrowers' Obligations..........................................................54
           -------------------------------------

ARTICLE IX

   ADDITIONAL LENDERS AND PARTICIPANTS; THE AGENT.........................................................55
   ----------------------------------------------
   9.1     Assignment to Other Lenders....................................................................55
           ---------------------------
           9.1.1    Assignment............................................................................55
                    ----------
           9.1.2    Effect of Loan Assignment.............................................................55
                    -------------------------
           9.1.3    Register..............................................................................55
                    --------
           9.1.4    Substitution of Notes.................................................................55
                    ---------------------
           9.1.5    Inspections...........................................................................56
                    -----------
   9.2     Participations.................................................................................56
           --------------
   9.3     Set Off and Sharing of Payments................................................................56
           -------------------------------
   9.4     Appointment of Agent...........................................................................56
           --------------------
   9.5     Delegation of Duties...........................................................................56
           --------------------
   9.6     Nature of Duties; Independent Credit Investigation.............................................57
           --------------------------------------------------
   9.7     Instructions from Lenders......................................................................57
           -------------------------
   9.8     Exculpatory Provisions.........................................................................57
           ----------------------
   9.9     Reimbursement and Indemnification by Lenders of Agent..........................................57
           -----------------------------------------------------
   9.10    Reliance by Agent..............................................................................58
           -----------------
   9.11    Notice of Default..............................................................................58
           -----------------
   9.12    Release of Collateral..........................................................................58
           ---------------------
   9.13    Lenders in Their Individual Capacities.........................................................58
           --------------------------------------
   9.14    Holders of Notes...............................................................................58
           ----------------
   9.15    Successor Agent................................................................................58
           ---------------
   9.16    Delivery of Information........................................................................59
           -----------------------
   9.17    Beneficiaries..................................................................................59
           -------------

ARTICLE X

   CLOSING................................................................................................59
   -------

ARTICLE XI

   EXPENSES AND INDEMNITY.................................................................................59
   ----------------------
   11.1    Attorney's Fees and Other Fees and Expenses....................................................59
           -------------------------------------------
           11.1.1   Fees and Expenses for Preparation of Loan Instruments.................................59
                    -----------------------------------------------------
           11.1.2   Fees and Expenses in Enforcement of Rights or Defense of Loan Instrument..............59
                    ------------------------------------------------------------------------
   11.2    Indemnity......................................................................................60
           ---------
           11.2.1   Brokerage Fees........................................................................60
                    --------------
           11.2.2   General...............................................................................60
                    -------
           11.2.3   Operation of Collateral; Joint Venturers..............................................60
                    ----------------------------------------
           11.2.4   Environmental Indemnity...............................................................60
                    -----------------------

ARTICLE XII

   MISCELLANEOUS..........................................................................................61
   -------------
   12.1    Notices........................................................................................61
           -------
   12.2    Survival of Loan Agreement; Indemnities........................................................62
           ---------------------------------------
   12.3    Further Assurance..............................................................................62
           -----------------
   12.4    Taxes and Fees.................................................................................62
           --------------
   12.5    Severability...................................................................................62
           ------------
   12.6    Waivers and Amendments.........................................................................62
           ----------------------
   12.7    Modification of Loan Instruments...............................................................63
           --------------------------------
   12.8    Captions.......................................................................................63
           --------
   12.9    Successors and Assigns.........................................................................63
           ----------------------
   12.10   Remedies Cumulative............................................................................63
           -------------------
   12.11   Entire Agreement; Conflict.....................................................................63
           --------------------------
   12.12   Applicable Law.................................................................................63
           --------------
   12.13   Jurisdiction and Venue.........................................................................63
           ----------------------
   12.14   Waiver of Right to Jury Trial..................................................................64
           -----------------------------
   12.15   Time of Essence................................................................................64
           ---------------
   12.16   Estoppel Certificate...........................................................................64
           --------------------
   12.17   Consequential Damages..........................................................................64
           ---------------------
   12.18   Counterparts...................................................................................64
           ------------
   12.19   No Fiduciary Relationship......................................................................64
           -------------------------
   12.20   Notice of Breach by Agent and Lenders..........................................................64
           -------------------------------------
   12.21   Confidentiality................................................................................65
           ---------------
   12.22   Governmental Approval..........................................................................65
           ---------------------
   12.23   Publicity......................................................................................65
           ---------
   12.24   Joint and Several Liability; Rights of Contribution............................................65
           ---------------------------------------------------

                LIST OF SCHEDULES AND EXHIBITS TO LOAN AGREEMENT
                ------------------------------------------------

Exhibit 1.1(A)    -   Form of Assignment and Acceptance Agreement
Exhibit 1.1(B)    -   Form of Compliance Certificate
Exhibit 1.1(C)    -   Form of Landlord's Agreement for Leasehold Mortgage Stores
Exhibit 1.1(D)    -   Form of Landlord's Agreement for Non-Leasehold Mortgage Stores

Schedule 5.3.1    -   Borrower Equity Interests
Schedule 5.3.2    -   Restrictions
Schedule 5.5.1    -   Business and Property
Schedule 5.5.2    -   License Agreements
Schedule 5.5.3    -   Operating Agreements
Schedule 5.5.4    -   Facility Sites, including Excluded Stores
Schedule 5.5.5    -   Leases, including Excluded Leases
Schedule 5.5.6    -   Real Estate, including Excluded Real Estate
Schedule 5.7.1    -   Financial Statements
Schedule 5.8      -   Litigation
Schedule 5.9      -   Defaults in Other Agreements; Consents; Conflicting Agreements
Schedule 5.10     -   Taxes
Schedule 5.12     -   Patents, Trademarks, Franchises, Agreements
Schedule 5.13     -   Regulatory Matters
Schedule 5.17     -   Existing Indebtedness as of the Closing Date
Schedule 5.19.1   -   Employee Benefit Plans
Schedule 7.9      -   New Stores

                                 LOAN AGREEMENT
                                 --------------

     This LOAN AGREEMENT, dated as of September 6, 2000, is among RED ROBIN INTERNATIONAL, INC., a Nevada corporation ("Red Robin"), RED ROBIN DISTRIBUTING COMPANY, INC., a Colorado corporation ("RR Distributing Sub"), RED ROBIN HOLDING CO., INC., a Nevada corporation ("RR Holding Sub"), RED ROBIN OF BALTIMORE COUNTY, INC., a Maryland corporation ("RR Baltimore Sub"), RED ROBIN OF ANNE ARUNDEL COUNTY, INC., a Maryland corporation ("RR Anne Arundel Sub"), each Additional Borrower (as defined below), the financial institutions from time to time parties hereto, as Lenders, and FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), in its individual capacity as a Lender, and as agent for all Lenders from time to time parties hereto. All capitalized terms used herein are defined in Section 1.1 below.

                             PRELIMINARY STATEMENT:
                             ---------------------

     A. Borrowers desire to borrow $50,000,000 from Lenders to repay the Indebtedness to be Refinanced, to pay transaction costs and for working capital.

     B. Borrowers are under common management, ownership and control. Accordingly, it is to the direct financial benefit of Borrowers jointly and severally to incur the obligations provided for herein.

     C. Lenders have agreed to make the Loan upon the terms and subject to the conditions herein set forth.

     NOW THEREFORE, it is agreed as follows:

                                    ARTICLE I
                                    ---------

                         DEFINITIONS AND DETERMINATIONS
                         ------------------------------

     1.1 Definitions. As used in this Loan Agreement and in the other Loan
         -----------
Instruments, unless otherwise expressly indicated herein or therein, the following terms shall have the following meanings (such meanings to be applicable equally to both the singular and plural forms of the terms defined):

          Accountants: Deloitte & Touche LLP or any other independent certified
          -----------
     public accounting firm selected by Borrowers and reasonably satisfactory to the Required Lenders.

          Accounting Changes: as defined in Section 1.3.
          ------------------

          ADA: the Americans with Disabilities Act of 1990, as amended, any
          ---
     successor statute thereto, and the rules and regulations issued thereunder, as in effect from time to time.

          Additional Borrower: the Holding Company and each Subsidiary of any
          -------------------
     Borrower formed or acquired by such Borrower after the Closing Date.

          Additional Sums: as defined in subsection 2.6.2.
          ---------------

          AEI: AEI Net Lease Income & Growth Fund XX Limited Partnership.
          ---

          AEI Indebtedness: the Indebtedness for Borrowed Money owed by
          ----------------
     Borrowers to AEI as of the Closing Date.

          AEI Indebtedness Instruments: all documents, instruments and
          ----------------------------
     agreements evidencing, securing or governing the terms of repayment of the AEI Indebtedness.

          AEI Indebtedness Liens: the Liens existing as of the Closing Date on
          -----------------------
     the Excluded Personal Property at the Existing Store located at 1410 Jamboree Drive, Colorado Springs, Colorado (Site No. 207) granted to secure the AEI Indebtedness.

          Affiliate: any Person that directly or indirectly, through one or more
          ---------
     intermediaries, controls or is controlled by or is under common control with another Person. The term "control" means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or equity interests, by contract or otherwise. For the purposes hereof any Person which owns or controls, directly or indirectly, 10% or more of the securities or equity interests, as applicable, whether voting or non-voting, of any other Person shall be deemed to "control" such Person.

          Agent: FINOVA, in its capacity as agent for Lenders under the Loan
          -----
     Instruments, and any successor to FINOVA in such capacity appointed pursuant to Section 9.16.

          Annualized: shall mean, with respect to EBITDA, Operating Cash Flow,
          ----------
     Non-Financed Capital Expenditures (other than Franchisee Loans), Debt Service or Rent Expense:

               (i) for the Red Robin Fiscal Quarter ending on the last Sunday of the fortieth week of 2000, EBITDA, Operating Cash Flow, Non-Financed Capital Expenditures, Debt Service or Rent Expense, as applicable, for such Red Robin Fiscal Quarter divided by 3 and multiplied by 13;

               (ii) for the two Red Robin Fiscal Quarters ending on the last Sunday of Red Robin Fiscal Year 2000, EBITDA, Operating Cash Flow, Non-Financed Capital Expenditures, Debt Service or Rent Expense, as applicable, for such period divided by 6 and multiplied by 13;

               (iii) for the three Red Robin Fiscal Quarters ending on the last Sunday of the sixteenth week of 2001, EBITDA, Operating Cash Flow, Non-Financed Capital Expenditures, Debt Service or Rent Expense, as applicable, for such period divided by 10 and multiplied by 13.

          Arvada Sub: Arvada Restaurants, Inc., a Washington corporation.
          ----------

          Assignee: any Person to which a Loan Assignment is made in compliance
          --------
     with the provisions of subsection 9.1.1.

          Assignment and Acceptance: an assignment and acceptance agreement to
          -------------------------
     be executed in connection with each Loan Assignment substantially in the form of Exhibit 1.1(A).

          Assignment of Key Man Life Insurance: a collateral assignment of the
          ------------------------------------
     Key Man Life Insurance dated as of the Closing Date from Red Robin to
     Agent.

          Bankruptcy Code: the United States Bankruptcy Code and any successor
          ---------------
     statute thereto, and the rules and regulations issued thereunder, as in effect from time to time.

          Basic Financial Statements: as defined in subsection 6.3.2.
          --------------------------

          Bird Purchasing Sub: Bird Purchasing, Inc., a Washington corporation.
          -------------------

          Bonnyville: Bonnyville Construction Company, a Colorado corporation.

          Bonnyville Indebtedness: the Indebtedness for Borrowed Money owed by
          -----------------------
     Borrowers to Bonnyville as of the Closing Date.

          Bonnyville Indebtedness Instruments: all documents, instruments and
          -----------------------------------
     agreements evidencing, securing or governing the terms of repayment of the Bonnyville Indebtedness.

          Bonnyville Indebtedness Liens: the Liens existing as of the Closing
          -----------------------------
     Date in the building comprising the Existing Store located at 1021 North Columbia Center Boulevard, Kennewick, Washington (Site No. 231) granted to secure the Bonnyville Indebtedness.

          Borrower Equity Interests: all of the issued and outstanding equity
          -------------------------
     interests of each Borrower, and all warrants, options and other rights to acquire equity interests of each Borrower.

          Borrowers: Red Robin, RR Distributing Sub, RR Holding Sub, RR
          ---------
     Baltimore Sub, RR Anne Arundel Sub and each Additional Borrower.

          Borrowers' Obligations: (i) any and all Indebtedness due or to become
          ----------------------
     due, now existing or hereafter arising, of Borrowers to Lenders or Agent pursuant to the terms of this Loan Agreement or any other Loan Instrument or otherwise, including, without limitation, the Loan Fees, and (ii) the performance of the covenants of each Borrower contained in the Loan Instruments.

          Borrower Subsidiary Capital Stock: all of the issued and outstanding
          ---------------------------------
     capital stock and options, warrants and other rights to acquire capital stock of RR Distributing Sub, RR Holding Sub, RR Baltimore Sub and RR Anne Arundel Sub.

          Borrower Subsidiary Pledge Agreement: a pledge agreement executed by
          ------------------------------------
     the holders of the Borrower Subsidiary Capital Stock in favor of Agent covering the Borrower Subsidiary Capital Stock.

          Business Day: any day other than a Saturday, Sunday or other day on
          ------------
     which banks in Phoenix, Arizona or New York, New York are required to close.

          Business Insurance: such property, casualty, liability, business
          ------------------
     interruption and other insurance as Agent from time to time reasonably requires the Borrowers to maintain.

          Capital Expenditures: without duplication, payments that are made or
          --------------------
     liabilities that are incurred by a Person for the lease, purchase, improvement, construction or use of any Property, the value or cost of which under GAAP is required to be capitalized and appears on such Person's balance sheet in the category of property, plant, equipment or leasehold improvements, without regard to the manner in which such payments or the instruments pursuant to which they are made are characterized, including, without limitation or duplication, payments for or liabilities incurred with respect to the installment purchase of Property and payments under Capitalized Leases and Franchisee Loans, but specifically excluding capitalized interest.

          Capitalized Lease: any lease of Property, the obligations for the
          -----------------
     rental of which are required to be capitalized in accordance with GAAP.

          Captec: collectively, one or more of Captec Financial Group, Inc. and
          ------
     Captec Leasing Company.

          Captec Indebtedness: the Indebtedness for Borrowed Money owed by
          -------------------
     Borrowers to Captec as of the Closing Date.

          Captec Indebtedness Instruments: all documents, instruments and
          -------------------------------
     agreements evidencing, securing or governing the terms of repayment of the Captec Indebtedness.

          Captec Indebtedness Liens: the Liens existing as of the Closing Date
          -------------------------
     on (i) the Excluded Personal Property at the Existing Stores located at 13056 Fair Lakes Shopping Center, Fairfax, Virginia (Site No. 103), 1085 Lake Drive, Issaquah, Washington (Site No.108), 1701 William D. Tate Avenue, Grapevine, Texas (Site No. 114) and 7708 West Long Drive, Littleton, Colorado (Site No. 210), (ii) the Excluded Leases of the Existing Stores located at 1085 Lake Drive, Issaquah, Washington (Site No.108), 1701 William D. Tate Avenue, Grapevine, Texas (Site No. 114), 701 East Harmony Road, Fort Collins, Colorado (Site No. 209), 7708 West Long Drive, Littleton, Colorado (Site No. 210) and 63 West Centennial Boulevard, Highlands Ranch, Colorado (Site No. 211) and (iii) the Excluded Real Estate consisting of the Existing Stores located at 1208 Colusa Avenue, Yuba City, California (Site No. 78), 12625 Frederick, Suite M, Moreno Valley, California (Site No. 85), 13056 Fair Lakes Shopping Center, Fairfax, Virginia (Site No. 103) and 610 Middletown Boulevard, Langhorne, Pennsylvania 19047 (Site No. 105); in each case granted to secure the applicable Captec Indebtedness.

          Closing: the disbursement of the Loan.
          -------

          Closing Certificate: a closing certificate executed by Borrowers to
          -------------------
     Agent.

          Closing Date: the date upon which the Closing occurs.
          ------------

          Code: the Internal Revenue Code of 1986, as amended, any successor
          ----
     statute thereto, and the rules and regulations issued thereunder, as in effect from time to time.

          Collateral: (i) all existing and after-acquired Property of each
          ----------
     Borrower, including, without limitation, all existing and after-acquired accounts, furniture, fixtures, equipment, inventory and general intangibles, all Real Estate and all Leases, but, subject to the terms and conditions of Section 6.17, specifically excluding (A) the Excluded Personal Property, (B) the Excluded Leases, (C) the

     Excluded Real Estate, (D) the Real Estate Held for Sale and (E) the Unencumbered Property, (ii) the Borrower Subsidiary Capital Stock, (iii) the Pledged Red Robin Capital Stock, (iv) upon and after the consummation of the Corporate Reorganization, the Red Robin Capital Stock and (v) all proceeds of the foregoing.

          Compliance Certificate: a compliance certificate executed by the Chief
          ----------------------
     Financial Officer of each Borrower substantially in the form of Exhibit 1.1(B).

          Corporate Reorganization: the contribution by the holders of all of
          ------------------------
     the Red Robin Capital Stock to the Holding Company in exchange for capital stock of the Holding Company, resulting in Red Robin becoming a wholly-owned subsidiary of the Holding Company.

          Corporate Reorganization Documents: all documents, instruments and
          ----------------------------------
     agreements executed in connection with the Corporate Reorganization, each of which shall be approved in advance of the execution and delivery thereof by Agent, which approval shall not be unreasonably withheld or delayed, including, without limitation (i) all agreements among the holders of the Red Robin Capital Stock pertaining to the Corporate Reorganization, (ii) all agreements among the holders of the Holding Company Capital Stock,
     (iii) the articles of incorporation and by-laws of the Holding Company,
     (iv) any amendments to the articles of incorporation or by-laws of Red Robin as a result of the Corporate Reorganization and (v) all authorizations and consents required under the Leases, any material agreements to which Red Robin is subject or otherwise under applicable law for the consummation of the Corporate Reorganization.

          Debentures: the debentures issued by Red Robin to the shareholders of
          ----------
     Snyder Group pursuant to the Snyder Group Merger Agreement.

          Debt Service: for any period shall mean all payments of principal and
          ------------
     interest paid or accrued with respect to all Indebtedness for Borrowed Money of Borrowers during such period.

          Debt Service Coverage Ratio: as of the last day of any Red Robin
          ---------------------------
     Fiscal Quarter shall mean:

               (i) for the Red Robin Fiscal Quarter ending on the last Sunday of the fortieth week of 2000, the ratio of (i) Annualized Operating Cash Flow for such Red Robin Fiscal Quarter less, to the extent
                                                 ----
          capitalized, Annualized Non-Financed Capital Expenditures for such Red Robin Fiscal Quarter to (ii) Annualized Debt Service for such Red Robin Fiscal Quarter;

               (ii) for the two Robin Fiscal Quarters ending on the last Sunday of Red Robin Fiscal Year 2000, the ratio of (i) Annualized Operating Cash Flow for such period less, to the extent capitalized, Annualized
                                    ----
          Non-Financed Capital Expenditures for such period to (ii) Annualized Debt Service for such period;

               (iii) for the three Red Robin Fiscal Quarters ending on the last Sunday of the sixteenth week of 2001, the ratio of (i) Annualized Operating Cash Flow for such period less, to the extent capitalized,
                                              ----
          Annualized Non-Financed Capital Expenditures for such period to (ii) Annualized Debt Service for such period; and

               (iv) for the Four Quarter Period ending on the last Sunday of the twenty-eighth week of 2001 and the last day of each Red Robin Fiscal Quarter thereafter, the ratio of (i) Operating Cash Flow for the Four Quarter Period then ending less, to the extent capitalized,
                                     ----
          Non-Financed Capital Expenditures for such Four Quarter Period to (ii) Debt Service for such Four Quarter Period.

          Default Rate: 14.87% per annum.
          ------------

          Default Rate Period: a period of time commencing on the date that an
          -------------------
     Event of Default has occurred and ending on the date that such Event of Default is cured or waived.

          Denver Restaurant Sub: Denver Restaurant Investments Co. #2, a
          ---------------------
     Colorado corporation.

          Denver Restaurants Sub: Denver Restaurants Investments, Co., a
          ----------------------
     Colorado corporation.

          Denver Restaurants Investments Sub: Denver Restaurants Investments Co.
          ----------------------------------
     #2, a Colorado corporation.

          Dollars: lawful currency of the United States.
          -------

          EBITDA: for any period, without duplication, the consolidated net
          ------
     income of the Borrowers before interest, taxes, depreciation and amortization for such period, plus the Pre-Opening Expenses for such
                                   ----
     period, all as determined in accordance with GAAP.

          Employee Benefit Plan: any employee benefit plan within the meaning of
          ---------------------
     Section 3(3) of ERISA which (i) is maintained for employees of any Borrower or any ERISA Affiliate or (ii) with respect to which any Borrower or any ERISA Affiliate has or reasonably could be expected to have any contingent liability.

          Environmental Audit: such database and records searches as Agent deems
          -------------------
     necessary with respect to a parcel of real estate.

          Environmental Phase I Report: (i) a Phase I audit report with respect
          ----------------------------
     to a parcel of real estate and such other studies and reports as Agent deems necessary after review of the results of such Phase I audit, including, if required by Agent, soil and ground water tests, each such report and study to be pursuant to ASTME 1527-97 current standards and otherwise in form and content and issued by an environmental engineer acceptable to Agent and (ii) a letter from each Person issuing each such report or study entitling Lenders to rely thereon.

          Environmental Laws: any and all applicable federal, state and local
          ------------------
     laws that relate to or impose liability or standards of conduct concerning public or occupational health and safety or protection of the environment, as now or hereafter in effect and as have been or hereafter may be amended or reauthorized, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.Section 9601 et seq.), the Hazardous Materials Transportation Act (42 U.S.C.Section
          ------
     1802 et seq.), the Resource Conservation and Recovery Act (42 U.S.C.Section
          ------
     6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C.Section
          ------
     1251 et seq.), the Toxic Substances Control Act (15 U.S.C.Section 2601 et
          ------                                                            --
     seq.), the Clean Air Act (42 U.S.C.Section 7901 et seq.), the National
     ---                                             ------
     Environmental Policy Act (42 U.S.C.Section 4231, et seq.), the Refuse Act
                                                      ------
     (33 U.S.C.Section 407,
     et seq.), the Safe Drinking Water Act (42 U.S.C.Section 300(f) et seq.),
     ------                                                         ------
     the Occupational Safety and Health Act (29 U.S.C.Section 651 et seq.), and
                                                                  ------
     all rules, regulations, codes, ordinances and guidance documents promulgated or published thereunder, and the provisions of any licenses, permits, orders and decrees issued pursuant to any of the foregoing.

          Equity Instruments: the articles of incorporation and by-laws of each
          ------------------
     Borrower, the Shareholders Agreement, the Registration Rights Agreement , the Red Robin Stock Option Plan and all other similar documents and instruments entered into with respect to the Borrower Equity Interests as of the Closing Date.

          Equity Interests: collectively, all of the issued and outstanding
          ----------------
     capital stock of, partnership interests in, limited liability company membership interests in and other equity interests in Red Robin and each of its Subsidiaries and all warrants, options and other rights to purchase capital stock of, partnership interests in, limited liability company membership interests in and other equity interests in Red Robin and each of its Subsidiaries.

          ERISA: the Employee Retirement Income Security Act of 1974, as
          -----
     amended, and any successor statute thereto, and the rules and regulations issued thereunder, as in effect from time to time.

          ERISA Affiliate: any Person who is a member of a group which is under
          ---------------
     common control with any Borrower, who together with such Borrower is treated as a single employer within the meaning of Section 414(b), (c) and
     (m) of the Code.

          Event of Default: any of the Events of Default set forth in Section
          ----------------
     8.1.

          Excess Interest: as defined in subsection 2.6.2.
          ---------------

          Excluded Leases: the Leases identified on Schedule 5.5.5 as an
          ---------------
     "Excluded Lease."

          Excluded Personal Property: all furniture, fixtures and equipment
          --------------------------
     located at the Existing Stores described in Schedule 5.5.4 as "Excluded Stores."

          Excluded Real Estate: the Real Estate identified on Schedule 5.5.6 as
          --------------------
     "Excluded Real Estate."

          Existing Stores: the Red Robin Burgers & Spirits Emporium or Red Robin
          ---------------
     Grill & Spirits Emporium restaurants of the Borrowers described in Schedule 5.5.4.

          Fee Letter Agreement: the Fee Letter Agreement of even date herewith
          --------------------
     among Borrowers and Agent.

          FINOVA: as defined in the Preamble to this Loan Agreement.
          ------

          Fixed Charge Coverage Ratio: as of the last day of any Red Robin
          ---------------------------
     Fiscal Quarter shall mean:

               (i) for the Red Robin Fiscal Quarter ending on the last Sunday of the fortieth week of 2000, the ratio of (i) Annualized Operating Cash Flow for such Red Robin Fiscal

          Quarter less, to the extent capitalized, Annualized Non-Financed
                  ----
          Capital Expenditures for such Red Robin Fiscal Quarter plus Annualized
                                                                 ----
          Rent Expense for such Red Robin Fiscal Quarter to (ii) Annualized Debt Service for such Red Robin Fiscal Quarter plus Annualized Rent Expense
                                                    ----
          for such Red Robin Fiscal Quarter;

               (ii) for the two Red Robin Fiscal Quarters ending on the last Sunday of Red Robin Fiscal Year 2000, the ratio of (i) Annualized Operating Cash Flow for such period less, to the extent capitalized,
                                              ----
          Annualized Non-Financed Capital Expenditures for such period plus
                                                                       ----
          Annualized Rent Expense for such period to (ii) Annualized Debt Service for such period plus Annualized Rent Expense for such period;
                                  ----

               (iii) for the three Red Robin Fiscal Quarters ending on the last Sunday of the sixteenth week of 2001, the ratio of (i) Annualized Operating Cash Flow for such period less, to the extent capitalized,
                                              ----
          Annualized Non-Financed Capital Expenditures for such period plus
                                                                       ----
          Annualized Rent Expense for such period to (ii) Annualized Debt Service for such period plus Annualized Rent Expense for such period
                                  ----
          and

               (iv) for the Four Quarter Period ending on the last Sunday of the twenty-eighth week of 2001 and the last day of each Red Robin Fiscal Quarter thereafter, the ratio of (i) Operating Cash Flow for the Four Quarter Period then ending less, to the extent capitalized,
                                     ----
          Non-Financed Capital Expenditures for such Four Quarter Period plus
                                                                         ----
          Rent Expense for such Four Quarter Period to (ii) Debt Service for such Four Quarter Period plus Rent Expense for such Four Quarter
                                   ----
          Period.

          Four Quarter Period: any period of four consecutive Red Robin Fiscal
          -------------------
     Quarters.

          Franchisee Loans: unpaid franchise fees owed by franchisees of Red
          ----------------
     Robin which have been converted to secured or unsecured debt obligations owing to Red Robin, which debt obligations are due and payable in full more than twelve months from the original date the same were converted from franchise fees owing to Red Robin.

          GAAP: generally accepted accounting principles as in effect from time
          ----
     to time, which shall include but shall not be limited to the official interpretations thereof by the Financial Accounting Standards Board or any successor thereto.

          GE: General Electric Capital Corporation.
          --

          GE Indebtedness: all Indebtedness for Borrowed Money of Borrowers
          ---------------
     hereafter owed to General Electric Capital Corporation.

          GE Indebtedness Instruments: all documents, instruments and agreements
          ---------------------------
     evidencing, securing or governing the terms of repayment of the GE Indebtedness.

          GE Indebtedness Liens: the Liens on the Excluded Personal Property and
          ---------------------
     the Excluded Leases of the Existing Stores located at 2230 Southgate Road, Colorado Springs, Colorado (Site No. 15), 3909 Factoria Boulevard S.E., Bellevue, Washington (Site No. 147), 2575 South Decatur Boulevard, Las Vegas, Nevada (Site No. 148), 725 West Main, Spokane, Washington (Site No.
     151), 1300 West Sunset Road #2545, Henderson, Nevada (Site No. 152), 40820 Winchester Road #1070,

     Temecula, California (Site No. 158), 10101 Brook Road, Glen Allen, Virginia (Site No. 153), 1553 Rio Road East, Charlottesville, Virginia (Site No.
     157) and 428 Plaza Drive, West Covina, California (Site No. 160) now or hereafter granted to secure the GE Indebtedness.

          Good Funds: Dollars available in federal funds to Agent at or before
          ----------
     3:00 p.m., eastern time, on a Business Day.

          Governmental Body: any foreign, federal, state, municipal or other
          -----------------
     government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof or any court or arbitrator.

          Hazardous Materials: any hazardous, toxic, dangerous or other waste,
          -------------------
     substance or material defined as such in, regulated by or for purposes of any Environmental Law.

          Holding Company: a subchapter C Corporation formed after the Closing
          ---------------
     Date to hold all of the Red Robin Capital Stock.

          Holding Company Capital Stock: all of the issued and outstanding
          -----------------------------
     capital stock and options, warrants and other rights to acquire capital stock of the Holding Company.

          Inactive Subsidiaries: Arvada Sub, Bird Purchasing Sub, Denver
          ---------------------
     Restaurant Sub, Denver Restaurants Sub, Denver Restaurants Investments Sub, RR Addison Sub, RR Colorado Sub, RR Grapevine Sub, RR New York Sub, RR Oregon Sub and Snyder Investments Sub.

          Incipient Default: any event or condition which, with the giving of
          -----------------
     notice or the lapse of time, or both, would become an Event of Default.

          Indebtedness: all liabilities, obligations and reserves, contingent or
          ------------
     otherwise, which, in accordance with GAAP, would be reflected as a liability on a balance sheet or would be required to be disclosed in a financial statement, including, without duplication: (i) Indebtedness for Borrowed Money, (ii) obligations secured by any Lien upon Property, (iii) guaranties, letters of credit and other contingent obligations, and (iv) liabilities in respect of unfunded vested benefits under any Pension Plan or in respect of withdrawal liabilities incurred under ERISA by any Borrower or any ERISA Affiliate to any Multiemployer Plan.

          Indebtedness for Borrowed Money: without duplication, all Indebtedness
          -------------------------------
     (i) in respect of money borrowed, (ii) evidenced by a note, debenture or other like written obligation to pay money (including, without limitation, all of Borrowers' Obligations, the AEI Indebtedness, the Orix Indebtedness, the MetLife Indebtedness, the Captec Indebtedness, the Bonnyville Indebtedness, the GE Indebtedness and Purchase Money/Capitalized Lease Indebtedness), (iii) in respect of rent or hire of Property under Capitalized Leases or for the deferred purchase price of Property, (iv) in respect of obligations under conditional sales or other title retention agreements, and (v) all guaranties of any or all of the foregoing.

          Indebtedness to be Refinanced: all Indebtedness for Borrowed Money
          -----------------------------
     owed by any Borrower immediately prior to the Closing not permitted to exist as of the Closing Date under Section 7.1.

          Instruments: collectively, the Loan Instruments, the Equity
          -----------
     Instruments, the Quad-C Investment Instruments, the Snyder Group Merger Instruments, the Snyder Employment Instruments, the Quad-C Consulting Agreement and the Leases.

          Key Man Life Insurance: a life insurance policy on the life of Snyder
          ----------------------
     required pursuant to subsection 6.6.1 in an amount not less than $10,000,000.

          Landlord: a lessor under a Lease.
          --------

          Landlord's Agreement: with respect to the Landlord under (i) each
          --------------------
     Lease encumbered by a Leasehold Mortgage, a landlord's agreement substantially in the form of Exhibit 1.1(C) and (ii) each Lease not encumbered by a Leasehold Mortgage, a landlord's agreement substantially in the form of Exhibit 1.1(D).

          Lease: any lease of real estate under which a Borrower is the lessee.
          -----

          Leasehold Mortgages: leasehold mortgages or leasehold deeds of trust,
          -------------------
     in form and substance reasonably satisfactory to Agent, executed by each Borrower in favor of Agent encumbering such Borrower's right, title and interest in, to and under each Lease other than the Excluded Leases.

          Leasehold Property: any real estate which is the subject of a Lease.
          ------------------

          Lenders: collectively, FINOVA and each Assignee.
          -------

          Leverage Ratio: as of the last day of any Red Robin Fiscal Quarter,
          --------------
     the ratio of (i) the aggregate principal balance of all Indebtedness for Borrowed Money of Borrowers as of such last day to (ii) for the (A) Red Robin Fiscal Quarter ending on the last Sunday of the fortieth week of 2000, Annualized EBITDA for such Red Robin Fiscal Quarter, (B) two Red Robin Fiscal Quarters ending on the last Sunday of Red Robin Fiscal Year 2000, Annualized EBITDA for such period; (C) three Red Robin Fiscal Quarters ending on the last Sunday of the sixteenth week of 2001, Annualized EBITDA for such period; and (D) for the Red Robin Fiscal Quarter ending on the last Sunday of the twenty-eighth week of 2001, and the last day of each Red Robin Fiscal Quarter thereafter, EBITDA for the Four Quarter Period then ending.

          Licenses: all licenses, permits, consents, approvals and authority
          --------
     issued by any Governmental Body in connection with the operation of Borrowers' Restaurant Business.

          Lien: any mortgage, pledge, assignment, lien, charge, encumbrance or
          ----
     security interest of any kind, or the interest of a vendor or lessor under any conditional sale agreement, Capitalized Lease or other title retention agreement.

          Loan: the term loan in the amount of $50,000,000 to be made by Lenders
          ----
     to Borrowers pursuant to Section 2.1.

          Loan Agreement: this Loan Agreement and any amendments or supplements
          --------------
     hereto.

          Loan Assignment: the assignment by a Lender of any portion of such
          ---------------
     Lender's interest in Borrowers' Obligations and its rights and obligations under the Loan Instruments with respect thereto.

          Loan Fees: the fees payable by Borrowers to Agent pursuant to the Fee
          ---------
     Letter Agreement.

          Loan Instruments:
          ----------------

               (i)  Loan Agreement;

               (ii) Note;

               (iii) Security Instruments;

               (iv) Closing Certificate;

               (v)  Solvency Certificate;

               (vi) Notice of Borrowing;

               (vii) Fee Letter Agreement;

               (viii) Uniform Commercial Code financing statements required by Agent; and

               (ix) such other instruments and documents as Agent reasonably may require in connection with the transactions contemplated by this Loan Agreement.

          Loan Year: a period of time from the Closing Date or any anniversary
          ---------
     of the Closing Date to the immediately succeeding anniversary of the Closing Date.

          Make Whole Date: as defined in Section 2.4.
          ---------------

          Make Whole Payment Stream: as defined in Section 2.4.
          -------------------------

          Make Whole Premium: as defined in Section 2.4.
          ------------------

          Make Whole Rate: as defined in Section 2.4.
          ---------------

          Material Adverse Effect: (i) a material adverse effect upon the
          -----------------------
     business, operations, Property, profits or financial condition of Borrowers taken as a whole or upon the validity, enforceability or priority of the Security Interests or (ii) a material impairment of the ability of any Borrower to perform its obligations under any Loan Instrument to which it is a party or of Agent or any Lender to enforce or collect any of Borrowers' Obligations.

          Maturity Date: the earlier of (i) September 30, 2012 and (ii) the date
          -------------
     on which Borrowers' Obligations are accelerated pursuant to this Loan Agreement.

          Maximum Rate: as defined in subsection 2.6.2.
          ------------

          MetLife: MetLife Capital Corporation.
          -------

          MetLife Indebtedness: the Indebtedness for Borrowed Money owed by
          --------------------
     Borrowers to MetLife as of the Closing Date.

          MetLife Indebtedness Instruments: all documents, instruments and
          --------------------------------
     agreements evidencing, securing or governing the terms of repayment of the MetLife Indebtedness.

          MetLife Indebtedness Liens: the Liens existing as of the Closing Date
          --------------------------
     on (i) the Excluded Personal Property at the Existing Stores located at 4949 Great Northern Boulevard, North Olmstead, Ohio (Site No. 104), 63 West Centennial Boulevard, Highlands Ranch, Colorado (Site No. 211) and South Park Meadows Center Drive, Littleton, Colorado (Site No. 212) and (ii) the Excluded Real Estate comprised of the Existing Store located at 4949 Great Northern Boulevard, North Olmstead, Ohio (Site No. 104); in each case granted to secure the applicable MetLife Indebtedness.

          Mortgage: mortgages or deeds of trust, in form and substance
          --------
     reasonably satisfactory to Agent, executed by each Borrower in favor of Agent encumbering such Borrower's right, title and interest in, to and under each parcel of Real Estate other than, subject to Section 6.17, the Excluded Real Estate and the Real Estate Held for Sale.

          Multiemployer Plan: any multiemployer plan as defined pursuant to
          ------------------
     Section 3(37) of ERISA to which any Borrower or any ERISA Affiliate makes, or accrues an obligation to make, contributions, or has made, or been obligated to make, contributions within the preceding six years.

          New Stores: Red Robin Burgers & Spirits Emporium or Red Robin Grill &
          ----------
     Spirits Emporium restaurants acquired or opened for business after the Closing Date by any Borrower.

          Non-Financed Capital Expenditures: for any period, the aggregate
          ---------------------------------
     amount of all Capital Expenditures of Borrowers not financed with the proceeds of the Loan, the GE Indebtedness or Purchase Money/Capitalized Lease Indebtedness.

          Notice of Borrowing: a notice of borrowing/disbursement request from
          -------------------
     Borrowers to Agent.

          Note: the promissory note dated the Closing Date executed by Borrowers
          ----
     payable to the order of FINOVA in the amount of the Loan, and any notes issued in substitution therefor pursuant to subsection 9.1.4.

          Obligors: collectively, each Borrower and each Red Robin Holder.
          --------

          Operating Agreements: all right-of-entry agreements, access
          --------------------
     agreements, advertising contracts, equipment leases, service contracts and similar agreements relating to the operation of the Restaurant Business of the Borrowers, excluding the Leases.

          Operating Cash Flow: for any period, without duplication, the
          -------------------
     consolidated net income (or loss) of Borrowers for such period:

               (i) plus the sum of the following, to the extent deducted in
                   ----
          determining such net income for such period:

                    (A) losses from sales, exchanges and other dispositions of
               Property and other non-recurring losses not in the ordinary course of business;

                    (B) interest paid or accrued on Indebtedness, including,
               without limitation, interest on Capitalized Leases that is imputed in accordance with GAAP;

                    (C) depreciation and amortization of assets;

                    (D) income taxes which are accrued, but not paid;

                    (E) Pre-Opening Expenses;

                    (F) Quad-C Fees which are accrued, but not paid, for such
               period; and

                    (G) any other non-cash item deducted in determining such net income;

               (ii) minus the sum of the following, to the extent included in
                    -----
          determining such net income for such period:

                    (A) gains from sales, exchanges and other dispositions of
               Property and other non-recurring gains not in the ordinary course of business;

                    (B) proceeds of Business Insurance, other than business
               interruption insurance;

                    (C) Quad-C Fees paid in cash for such period on account of
               Quad-C Fees accrued and unpaid for a preceding period; and

               (iii) minus the aggregate amount of all dividends, distributions
                     -----
          and other expenditures with respect to the Borrower Equity Interests of Red Robin paid during such period.

          Operating Lease: any lease which, under GAAP, is not required to be
          ---------------
     capitalized.

          Orix: Orix USA Corporation.
          ----

          Orix Indebtedness: the Indebtedness for Borrowed Money owed by
          -----------------
     Borrowers to Orix as of the Closing Date.

          Orix Indebtedness Instruments: all documents, instruments and
          -----------------------------
     agreements evidencing, securing or governing the terms of repayment of the Orix Indebtedness.

          Orix Indebtedness Liens: the Liens existing as of the Closing Date on
          -----------------------
     the Excluded Personal Property at the Existing Store located at 7460 W. 52nd Avenue, Arvada, Colorado (Site No. 204) granted to secure the Orix Indebtedness.

          Participant: any Person to which a Lender sells or assigns a
          -----------
     Participation.

          Participation: a sale or any assignment by a Lender of a participating
          -------------
     interest in (i) any portion of such Lender's interest in Borrowers' Obligations and (ii) any of such Lender's other rights under any of the Loan Instruments.

          Pay-Off Letter: a pay-off letter from each holder of the Indebtedness
          --------------
     to be Refinanced addressed to Agent.

          PBGC: the Pension Benefit Guaranty Corporation or any Governmental
          ----
     Body succeeding to the functions thereof.

          Pension Plan: any Employee Benefit Plan, other than a Multiemployer
          ------------
     Plan, which is subject to the provisions of Part 3 of Title I of ERISA, Title IV of ERISA, or Section 412 of the Code and (i) which is maintained for employees of any Borrower or any ERISA Affiliate, or (ii) with respect to which any Borrower or any ERISA Affiliate has or reasonably could be expected to have any contingent liability.

          Permitted Liens: any of the following Liens:
          ---------------

               (i) the Security Interests;

               (ii) the Purchase Money/Capitalized Lease Indebtedness Liens, the AEI Indebtedness Liens, the Orix Indebtedness Liens, the MetLife Indebtedness Liens, the Captec Indebtedness Liens, the Bonnyville Indebtedness Liens and the GE Indebtedness Liens;

               (iii) Liens for taxes or assessments and similar charges, which either are (A) not delinquent or (B) being contested diligently and in good faith by appropriate proceedings, and as to which the applicable Borrower has set aside reserves on its books in accordance with GAAP;

               (iv) statutory Liens, such as mechanic's, materialman's, warehouseman's, carrier's or other like Liens, incurred in good faith in the ordinary course of business, provided that the underlying obligations relating to such Liens are paid in the ordinary course of business, or are being contested diligently and in good faith by appropriate proceedings and as to which the applicable Borrower has set aside reserves on its books in accordance with GAAP, or the payment of which obligations are otherwise secured in a manner reasonably satisfactory to Agent;

               (v) zoning ordinances, easements, licenses, reservations, provisions, covenants, conditions, waivers or restrictions on the use of Property and other title exceptions, in each case, that are reasonably acceptable to Agent;

               (vi) Liens in respect of judgments or awards with respect to which no Event of Default would exist pursuant to subsection 8.1.6; and

               (vii) Liens to secure payment of insurance premiums (A) to be paid in accordance with applicable laws in the ordinary course of business relating to payment of worker's compensation, or (B) that are required for the participation in any fund in connection with worker's compensation, unemployment insurance, old-age pensions or other social security programs.

          Permitted Prior Liens: any of the following Liens:
          ---------------------

               (i) the Purchase Money/Capitalized Lease Indebtedness Liens;

               (ii) the Permitted Liens described in clauses (iii) and (iv) of the definition of Permitted Liens that are accorded priority to the Security Interests by law; and

               (iii) the Permitted Liens described in clauses (v) and (vii) of the definition of Permitted Liens, subject to the limitations or requirements set forth therein.

          Person: any individual, firm, corporation, business enterprise, trust,
          ------
     association, joint venture, partnership, Governmental Body or other entity, whether acting in an individual, fiduciary or other capacity.

          Pledge Agreements: the Borrower Subsidiary Pledge Agreement and the
          -----------------
     Red Robin Pledge Agreement.

          Pledged Red Robin Capital Stock: 90% of the sum of (i) all of the
          -------------------------------
     issued and outstanding shares of capital stock of Red Robin as of the Closing Date and (ii) shares of capital stock of Red Robin issuable in respect of all warrants, options and other rights to acquire shares of capital stock of Red Robin issued and outstanding as of the Closing Date which are exercisable as of the Closing Date.

          Pre-Opening Expenses: for any period, expenses actually incurred by
          --------------------
     Borrowers during such period in connection with the opening of Stores to the extent such expenses do not exceed $170,000 for any such Store.

          Prepayment Premium: the prepayment premium payable pursuant to
          ------------------
     subsection 2.1.7.

          Principal Balance: the unpaid principal balance of the Loan or any
          -----------------
     specified portion thereof outstanding from time to time.

          Property: all types of real, personal or mixed property and all types
          --------
     of tangible or intangible property.

          Purchase Money/Capitalized Lease Indebtedness: collectively,
          ---------------------------------------------
     Indebtedness for Borrowed Money, other than Borrowers' Obligations, the Bonnyville Indebtedness, the Captec Indebtedness, the MetLife Indebtedness, the Orix Indebtedness, the AEI Indebtedness and the GE Indebtedness, incurred by any Borrower to purchase tangible personal property or Indebtedness for Borrowed Money incurred by any Borrower to lease tangible personal property pursuant to Capitalized Leases, provided that (i) such Indebtedness for Borrowed Money existing as of the Closing Date, including, without limitation, the Indebtedness for Borrowed Money owed by Borrowers to NEC, IBM, Norwest Bank and U.S. Bank, shall not exceed $418,425, (ii) during any Loan Year after the Closing Date the amount of such Indebtedness for Borrowed Money at any one time outstanding and after the Closing Date shall not exceed $1,000,000 and (iii) no Event of Default exists at the time or will be created as a result of the incurrence of any Indebtedness for Borrowed Money described in clause (ii) of this definition.

          Purchase Money/Capitalized Lease Indebtedness Instruments: all
          ---------------------------------------------------------
     documents, instruments and agreements evidencing, securing or governing the terms of repayment of the Purchase Money/Capitalized Lease Indebtedness Instruments.

          Purchase Money/Capitalized Lease Indebtedness Liens: Liens that secure
          ---------------------------------------------------
     Purchase Money/Capitalized Lease Indebtedness, provided that (i) each such Lien attaches only to the Property purchased or leased with the proceeds of the Purchase Money/Capitalized Lease Indebtedness incurred with respect to such Property and (ii) to the extent not otherwise prohibited by the applicable Purchase Money/Capitalized Lease Indebtedness Instruments, Agent is granted a Lien upon such Property, subordinate only to the Lien granted to the holder of the applicable Purchase Money/Capitalized Lease Indebtedness.

          Quad-C Consulting Agreement: that certain Consulting Services
          ---------------------------
     Agreement dated May 11, 2000 among Red Robin and Quad-C Management, Inc.

          Quad-C Fees: the fees payable to Quad-C Management under the Quad-C
          -----------
     Consulting Agreement as in effect on the Closing Date.

          Quad-C Investment: the purchase by RR Investors and RR Investors II of
          -----------------
     shares of common stock of Red Robin and all other transactions contemplated by the Quad-C Investment Agreement.

          Quad-C Investment Agreement: that certain Stock Subscription Agreement
          ---------------------------
     dated as of February 18, 2000 among Red Robin, RR Investors and RR Investors II.

          Quad-C Investment Instruments: the Quad-C Investment Agreement and all
          -----------------------------
     other documents, instruments and agreements executed and delivered pursuant to the terms thereof.

          Quad-C Management: Quad-C Management, Inc., a Delaware corporation.
          -----------------

          Qualified Depository: a member bank of the Federal Reserve System
          --------------------
     having a combined capital and surplus of at least $500,000,000.

          Ratable Share: as to any Lender at any time, the proportion which the
          -------------
     Principal Balance held by such Lender bears to the total Principal Balance.

          Real Estate: each parcel of real estate owned by any Borrower.
          -----------

          Real Estate Held for Sale: the Real Estate identified on Schedule
          -------------------------
     5.5.6 as the "Real Estate Held for Sale."

          Red Robin: as defined in the Preamble to this Loan Agreement.
          ---------

          Red Robin Capital Stock: all of the issued and outstanding capital
          -----------------------
     stock and options, warrants and other rights to acquire capital stock of Red Robin.

          Red Robin Fiscal Period: each fiscal accounting period of Red Robin.
          -----------------------

          Red Robin Fiscal Quarter: with respect to the Red Robin Fiscal Period
          ------------------------
     ending on (i) the last Sunday of the sixteenth week in each year, the four Red Robin Fiscal Periods then ending, (ii) the last Sunday of the twenty-eighth week in each year, the three Red Robin Fiscal Periods then ending, (iii) the last Sunday of the fortieth week in each year, the three Red Robin Fiscal Periods then ending and (iv) closest to the last Sunday of each year, the three Red Robin Fiscal Periods then ending

          Red Robin Fiscal Year: each fiscal accounting year of Red Robin
          ---------------------
     consisting of thirteen Red Robin Fiscal Periods and ending closest to the last Sunday of each year.

          Red Robin Holders: the holders of the Pledged Red Robin Capital Stock.
          -----------------

          Red Robin Stock Option Plan: that certain stock option plan
          ---------------------------
     incorporated into the Quad-C Investment Agreement and referred to therein as Exhibit F, as amended and in effect on the Closing Date.

          Red Robin Pledge Agreement: a pledge agreement executed by the Red
          --------------------------
     Robin Holders in favor of Agent covering the Pledged Red Robin Capital
     Stock.

          Register: as defined in subsection 9.1.3.
          --------

          Registration Rights Agreement: that certain Registration Rights
          -----------------------------
     Agreement dated as of May 11, 2000 among Red Robin and certain holders of its common shares.

          Rent Expense: for any period, the aggregate rent expense of Borrowers
          ------------
     for such period under all Operating Leases under which any Borrower is the lessee.

          Required Lenders: for so long as there are (i) no more than two
          ----------------

     Lenders, all Lenders, and (ii) at any time when there are more than two Lenders, Lenders who in the aggregate hold not less than 66 2/3of the Principal Balance.

          Restaurant Business: the ownership, operation, franchising or joint
          -------------------
     venture of restaurants casual dining, full service Red Robin Burgers & Spirits Emporium or Red Robin Grill & Spirits Emporium restaurants and related ancillary activities.

          RR Addison Sub: Red Robin Beverage Company - Addison, a Texas
          --------------
     corporation.

          RR Anne Arundel Sub: as defined in the Preamble to this Loan
          -------------------
     Agreement.

          RR Baltimore Sub: as defined in the Preamble to this Loan Agreement.
          ----------------

          RR Colorado Sub: Red Robin Colorado, Inc., a Colorado corporation.
          ---------------

          RR Distributing Sub: as defined in the Preamble to this Loan
          -------------------
     Agreement.

          RR Grapevine Sub: Red Robin Beverage Company - Grapevine, a Texas
          ----------------
     corporation.

          RR Holding Sub: as defined in the Preamble to this Loan Agreement.
          --------------

          RR Investors: RR Investors, LLC, a Virginia limited liability company.
          ------------

          RR Investors II: RR Investors II, LLC, a Virginia limited liability
          ---------------
     company.

          RR New York Sub: Red Robin of New York, Inc., a New York corporation.
          ---------------

          RR Oregon Sub: RR Oregon, Inc., an Oregon corporation.
          -------------

          Securities Act: the Securities Act of 1933, as amended, or any similar
          --------------
     Federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, as in effect from time to time.

          Security Agreement: a Security Agreement executed by Borrowers in
          ------------------
     favor of Agent.

          Security Instruments: collectively, the Security Agreement, the Pledge
          --------------------
     Agreements, the Assignment of Key Man Life Insurance, each Mortgage, each Leasehold Mortgage and each other document or instrument now or hereafter executed by any Borrower or any other Person which purports to create a Lien on the Property of such Person in favor of Agent to secure Borrowers' Obligations, including, without limitation, the Substitute Pledge Agreement.

          Security Interests: the Liens in the Collateral granted to Agent
          ------------------
     pursuant to the Security Instruments.

          Shareholders Agreement: that certain Shareholders Agreement dated as
          ----------------------
     of May 11, 2000 among Red Robin, Skylark Company, Ltd., a Japan corporation, RR Investors, RR Investors II, Snyder and certain other shareholders.

          Sinking Fund: the sinking fund created by Red Robin in the initial
          ------------
     aggregate principal amount of all Debentures.

          Sinking Fund Assignment: the assignment by Red Robin to the Trustee or
          -----------------------
     any other Person designated in writing by the Trustee of all of Red Robin's right, title and interest in and to the Sinking Fund free and clear of all Liens.

          Sinking Fund Assignment Instruments: all documents, instruments and
          -----------------------------------
     agreements executed and delivered in connection with the Sinking Fund Assignment.

          Snyder: Michael J. Snyder, an individual.
          ------

          Snyder Employment Agreement: the certain Employment Agreement dated as
          ---------------------------
     of May 11, 2000 between Red Robin and Snyder.

          Snyder Employment Instruments: the Snyder Employment Agreement and
          -----------------------------
     Snyder Non-Competition Agreement.

          Snyder Group: The Snyder Group Company, a Delaware corporation.
          ------------

          Snyder Group Merger: the merger of Snyder Group with and into RR
          -------------------
     Holding Sub in accordance with and pursuant to the Snyder Group Merger Agreement.

          Snyder Group Merger Agreement: that certain Agreement and Plan of
          -----------------------------
     Merger dated as of February 18, 2000 among Red Robin, RR Holding Sub, Snyder Group and the stockholders of Snyder Group.

          Snyder Group Merger Instruments: the Snyder Group Merger Agreement and
          -------------------------------
     all other documents, instruments and agreements executed and delivered pursuant to the terms thereof, including, without limitation, the Trust Indenture and the Debentures.

          Snyder Investments Sub: Snyder Investments, Inc. II, a Washington
          ----------------------
     corporation.

          Snyder Non-Competition Agreement: that certain Non-Interference,
          --------------------------------
     Non-Disclosure and Non-Competition Agreement dated as of May 11, 2000 among RR Investors, RR Investors II, Red Robin and Snyder.

          Solvency Certificate: a solvency certificate executed by the Borrowers
          --------------------
     to Agent.

          Stated Rate: as defined in subsection 2.6.2.
          -----------

          Stores: the Existing Stores and the New Stores.
          ------

          Subsidiary: any corporation, general partnership, limited partnership,
          ----------
     limited liability company, limited liability partnership or other entity with respect to which another Person owns or controls, directly or indirectly, such amount of outstanding shares or other equity interests of such corporation, general partnership, limited partnership, limited liability company, limited liability partnership or other entity as have at the time of any determination hereunder 50% or more of the ordinary voting power for the election of directors (or their equivalent under the laws of the jurisdiction of organization of such corporation, general partnership, limited partnership, limited liability company, limited liability partnership or other entity).

          Substitute Pledge Agreement: a pledge agreement executed by the
          ---------------------------
     Holding Company in favor of Agent covering the Red Robin Capital Stock issued and outstanding upon the consummation of the Corporate Reorganization.

          Substitute Pledge Documents: the Substitute Pledge Agreement, the
          ---------------------------
     original certificates and other securities representing all of the Red Robin Capital Stock issued and outstanding upon the consummation of the Corporate Reorganization, duly executed assignments separate from certificate with respect thereto and such other documents, instruments, agreements and opinions of counsel with respect to the Corporate Reorganization as Agent reasonably may require to assure Agent that (i) the Corporate Reorganization has been consummated, (ii) the Holding Company has granted to Agent a perfected first lien on all of the Red Robin Capital Stock issued and outstanding upon the consummation of the Corporate Reorganization and (iii) all authorizations and consents required under the Leases, any material agreements to which Red Robin is subject or otherwise under applicable law for the consummation of the Corporate Reorganization and the execution and delivery of the Corporate Reorganization Documents have been obtained.

          Supplemental Key Man Life Insurance: a life insurance policy on the
          -----------------------------------
     life of Snyder in addition to the Key Man Life Insurance in an amount sufficient to satisfy Red Robin's obligations under the Snyder Employment Agreement to repurchase the Red Robin Capital Stock held by Snyder.

          Termination Event: (i) a "Reportable Event" described in Section 4043
          -----------------
     of ERISA and the regulations issued thereunder; or (ii) the withdrawal of any Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2); or (iii) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA; or (iv) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC; or (v) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (vi) the partial or complete withdrawal of any Borrower or any ERISA Affiliate from a Multiemployer Plan; or (vii) the imposition of a lien pursuant to Section 412 of the Code or Section 302 of ERISA; or (viii) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA; or (ix) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

          Trustee: Rodney Bench.
          -------

          Trust Indenture: the Trust Indenture dated as of May 11, 2000 between
          ---------------
     Red Robin and the Trustee.

          Unencumbered Property: the Excluded Personal Property, the Excluded
          ---------------------
     Real Estate and the Excluded Leases of the Existing Stores located at 1 W. Flatiron Circle, Suite 504, Broomfield, Colorado (Site No. 20), 447 Great Mall Drive, Milpitas, California (Site No. 27), Annapolis Mall, 210 Annapolis Mall, Annapolis, MD 21401 (Site No. 28), Lake Forest Mall, 701 Russell Avenue, Store #F241, Gaithersburg, MD 20877 (Site No. 29), University Town Center, 4545 La Jolla Drive, Space G-12, San Diego, CA 92122 (Site No. 34), Roseville, Creekside Town Center, Pad 6, Harding Blvd. and Antelope Creek Dr., Roseville CA 92122 (Site No. 49), Southwest corner of SE Washington Street and SE 100th Avenue, Portland, Oregon (Site No.
     145), 12227 Harbor Boulevard, Garden Grove, California 92840 (Site No.
     146), Northeast corner of NW Civic Street and Division Street, Gresham, Oregon (Site No. 351), 4201 Cold Water Creek, Fort Wayne, Indiana (Site No.
     352), 6020 E. 82nd Avenue, Indianapolis, Indiana (Site No. 353) and 1350 Travis Boulevard, Fairfield, California (Site No. 354).

          Voluntary Prepayment Conditions: shall mean, with respect to any
          -------------------------------
     permitted voluntary prepayment of the Loan, that:

               (i) not less than 30 days prior to the date upon which Borrowers desire to make such prepayment, Borrowers shall have delivered to Agent notice of their intention to prepay, which notice shall state the prepayment date and the amount and portion of the Principal Balance to be prepaid;

               (ii) such prepayment shall be in a minimum amount of $1,000,000 or integral multiples of $100,000 in excess thereof; and

               (iii) concurrently with any such prepayment, Borrowers shall pay to Agent, for the benefit of the applicable Lenders, (A) any Prepayment Premium required in connection with such prepayment required under the applicable provisions of Article II, (B) accrued and unpaid interest on the portion of the Principal Balance being prepaid to the date on which Agent is in receipt of Good Funds and (C) any other sums which are due and payable pursuant to the terms of any of the Loan Instruments.

     1.2 Time Periods. In this Loan Agreement and the other Loan Instruments, in
         ------------
the computation of periods of time from a specified date to a later specified date, (i) the word "from" means "from and including," (ii) the words "to" and "until" each mean "to, but excluding" and (iii) the words "through," "end of" and "expiration" each mean "through and including." Unless otherwise specified, all references in this Loan Agreement and the other Loan Instruments to (i) a "month" shall be deemed to refer to a calendar month, (ii) a "quarter" shall be deemed to refer to a calendar quarter and (iii) a "year" shall be deemed to refer to a calendar year.

     1.3 Accounting Terms and Determinations. All accounting terms not
         -----------------------------------
specifically defined herein shall be construed, all accounting determinations hereunder shall be made and all financial statements required to be delivered pursuant hereto shall be prepared in accordance with GAAP as in effect at the time of such interpretation, determination or preparation, as applicable. In the event that any Accounting Changes (as hereinafter defined) occur and such changes result in a change in the method of calculation of financial covenants, standards or terms contained in this Loan Agreement, then Borrowers and Lenders agree to enter into negotiations to amend such provisions of this Loan Agreement so as to reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of the Borrowers shall be the same after such Accounting Changes as if such Accounting Changes had not been made. For purposes hereof, "Accounting Changes" shall mean changes in generally accepted accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or any successor thereto) or other appropriate authoritative body.

     1.4 References. All references in this Loan Agreement to "Article,"
         ----------
"Section," "subsection," "subparagraph," "clause," "Exhibit" or "Schedule," unless otherwise indicated, shall be deemed to refer to an Article, Section, subsection, subparagraph, clause, Exhibit or Schedule, as applicable, of this Loan Agreement.

     1.5 Lender's or Agent's Discretion. Whenever the terms "satisfactory to
         ------------------------------
Lenders, the Required Lenders or Agent," "determined by Lenders, the Required Lenders or Agent," "acceptable to Lenders, the Required Lenders or Agent," "Lenders, the Required Lenders or Agent shall elect," "Lenders, the Required Lenders or Agent shall request," "at the option or election of Lenders, the Required Lenders or Agent," or similar terms are used in the Loan Instruments, except as otherwise specifically provided therein, such terms shall mean satisfactory to, at the election or option of, determined by, acceptable to or requested by Lenders, the Required Lenders or Agent, as applicable, in their or its sole and unlimited discretion.

     1.6 Borrowers' Knowledge. Any statements, representations or warranties
         --------------------
that are based upon the best knowledge of Borrowers shall be deemed to have been made to Borrowers' actual knowledge after due inquiry with respect to the matter in question.

     1.7 Benefit of Lenders. All Liens granted to Agent, all payments (other
         ------------------
than the Loan Fees and the Servicing Fees) made to Agent and all agreements and certifications delivered to Agent pursuant to the Loan Instruments, shall be deemed to be granted and made, as applicable, for the benefit of Lenders.

                                   ARTICLE II
                                   ----------

                            LOAN AND TERMS OF PAYMENT
                            -------------------------

     2.1 Loan.
         ----

          2.1.1 Amount and Disbursement. The Loan shall consist of a term loan
                -----------------------
     made by Lenders to Borrowers in the amount of $50,000,000. Lenders shall disburse the Loan to or as directed by Borrowers upon the satisfaction of the conditions set forth in Article IV.

          2.1.2 Use of Proceeds. The proceeds of the Loan shall be used (i) to
                ---------------
     repay the Indebtedness to be Refinanced, (ii) to pay transaction costs and
     (iii) any remainder, for working capital.

          2.1.3 Note. The Loan shall be evidenced by the Note.
                ----

          2.1.4 Reborrowing. Borrowers shall not be entitled to reborrow any
                -----------
     portion of the Loan which is repaid or prepaid.

          2.1.5 Interest. The Principal Balance shall bear interest at a fixed
                --------
     rate per annum equal to 9.87% , except that during a Default Rate Period, the Principal Balance shall bear interest at the Default Rate.

          2.1.6 Payments. Interest which will accrue on the Principal Balance
                --------
     from the Closing Date through the last day of the month in which the Closing occurs shall be payable in advance on the Closing Date. Commencing on the first Business Day of November, 2000 and on the first Business Day of each month thereafter through the first Business Day of September, 2012, the Principal Balance and all accrued and unpaid interest thereon shall be payable in 143 equal monthly installments of $593,790.18. The remaining Principal Balance, together with all accrued and unpaid interest thereon and all other sums which then are due and payable pursuant to the Loan Instruments, shall be due and payable in full on the Maturity Date.

          2.1.7 Voluntary Prepayments. Borrowers may not prepay the Principal
                ---------------------
     Balance of the Loan at any time during the first three Loan Years. Borrowers voluntarily may prepay the Principal Balance in whole or in part at any time after the third Loan Year subject to the satisfaction of the Voluntary Prepayment Conditions. Concurrently with any such voluntary prepayment of the Principal Balance, Borrowers shall pay to Agent, for the benefit of Lenders, a prepayment premium equal to a percentage of the amount of the Principal Balance prepaid, determined in accordance with the following schedule:

                            Percentage of Principal
     Period of Prepayment       Balance Prepaid
     --------------------   -----------------------

     Fourth Loan Year                4.0%
     Fifth Loan Year                 3.0%
     Sixth Loan Year                 2.0%
     Seventh Loan Year
       and Thereafter                1.0%

     2.2 Loan Fees. Borrowers shall pay to Agent, for its own account, the fees
         ---------
described in the Fee Letter Agreement in accordance with the terms and conditions therein set forth.

     2.3 Late Charges. If a payment of principal or interest to be made pursuant
         ------------
to this Loan Agreement becomes past due for a period in excess of ten days, Borrowers shall pay on demand to Agent, for the benefit of the Lenders to whom such payment was required to be made, a late charge of 5% of the amount of such overdue payment.

     2.4 Involuntary Prepayment. If an Event of Default occurs and Borrowers'
         ----------------------
Obligations are accelerated at any time after the third Loan Year, Borrowers shall pay to Agent, for the benefit of Lenders, a Prepayment Premium in an amount equal to the Prepayment Premium which would be payable if such payment was made pursuant to subsection 2.1.7. If an Event of Default occurs and Borrowers' Obligations are accelerated at any time prior to the third anniversary of the Closing Date, Borrowers shall pay to Agent, for the benefit of Lenders, the Make Whole Premium determined as of the Make Whole Date. Borrower acknowledges and agrees that the Make Whole Premium is a reasonable estimate of loss and not a penalty. The Make Whole Premium is payable as liquidated damages for loss of bargain but shall not reduce, affect or impair any other obligation of Borrowers under the Loan Instruments. As used herein, the term:

          "Make Whole Premium" shall mean an amount equal to the remainder of
     (i) the sum of the remaining required monthly payments comprising the applicable Make Whole Payment Stream as of the Make Whole Date minus (ii)
                                                                    -----
     the present value on Make Whole Date, discounted at the applicable Make Whole Rate, of the applicable Make Whole Payment Stream.

          "Make Whole Date" shall mean the date the Borrowers' Obligations are accelerated.

          "Make Whole Payment Stream" shall mean the scheduled monthly installments of principal and interest payable under subsection 2.1.6.

          "Make Whole Rate" shall mean 9.87% per annum.

     2.5 Method of Payments; Payments after Event of Default.
         ---------------------------------------------------

          2.5.1 Method of Payment; Good Funds. All payments to be made pursuant
                -----------------------------
     to the Loan Instruments by Borrowers shall be made by wire transfer of Good Funds on or prior to the date due to the account of Agent at Citibank, N.A., 399 Park Avenue, New York, New York, ABA

     021000089, Credit: FINOVA Capital Corporation, Credit Account No. 4076-9092, Reference Red Robin or to such other account as Agent shall notify Borrowers. All such payments shall be made without setoff, recoupment or counterclaim.

          2.5.2 Payments after Event of Default. All payments received by Agent
                -------------------------------
     or any Lender after the occurrence and during the continuance of an Event of Default shall be applied in accordance with Section 8.4.

          2.5.3 Timing of Distribution of Payments to Lenders. All payments
                ---------------------------------------------
     received by Agent from Borrowers which constitute Good Funds on any date shall be distributed by Agent, as applicable, to Agent and Lenders on the immediately succeeding Business Day in the following order of priority:

               (a) Fees and Expenses. First, to the payment to Agent of all fees
                   -----------------
          and expenses described in Section 11.1.

               (b) Late Charges. Next, to the payment to Lenders of any accrued
                   ------------
          and unpaid late charges on the Loan in accordance with their respective Ratable Shares.

               (c) Prepayment Premium. Next, to the payment to Lenders of any
                   ------------------
          Prepayment Premium payable as a result of a prepayment of the Principal Balance in accordance with their respective Ratable Shares.

               (d) Interest. Next, to the payment to Lenders of accrued and
                   --------
          unpaid interest on the Principal Balance in accordance with their respective Ratable Shares.

               (e) Principal Balance. Next, to the payment to Lenders of the
                   -----------------
          Principal Balance in accordance with their respective Ratable Shares.

     2.6 Interest Computation; Maximum Interest; Increased Costs.
         -------------------------------------------------------

          2.6.1 Interest Computation. Interest on the Loan shall be computed on
                --------------------
     the basis of a year consisting of 360 days and charged for the actual number of days during the period for which interest is being charged. In computing interest, the Closing Date shall be included and the date of payment shall be excluded.

          2.6.2 Maximum Interest. Notwithstanding any provision to the contrary
                ----------------
     contained herein or in any other Loan Instrument, Lenders shall not collect a rate of interest on any obligation or liability due and owing by Borrowers to Lenders in excess of the maximum contract rate of interest permitted by applicable law ("Excess Interest"). All fees, charges, goods, things in action or any other sums or things of value (other than items
     (a), (b) and (c) below) paid or payable by Borrowers (collectively, the "Additional Sums"), whether pursuant to the Note, this Loan Agreement, the other Loan Instruments or any other document or instrument in any way pertaining to the Loan, that, under the laws of the State of Arizona, may be deemed to be interest with respect to the Loan, for the purpose of any laws of the State of Arizona that may limit the maximum amount of interest to be charged with respect to the Loan shall be payable by Borrowers and shall be deemed to be additional interest, and for such purposes only, the agreed upon and "contracted for rate of interest" with respect to the Loan shall be deemed to be increased by the rate of interest resulting from the Additional Sums. Lenders and Borrowers agree that the interest laws of the State of Arizona shall govern the relationship among them and understand and believe that the transactions contemplated by the Loan Instruments comply with the usury laws of the State of Arizona, but in the event of a final adjudication to the contrary, Borrower shall be obligated to pay, nunc pro tunc, to Lenders only such
                                         -------------
     interest as then shall be permitted by the laws of the state found to govern the contract relationship among Lenders and Borrowers. For the purpose of any laws of the State of Arizona that may limit the maximum amount of interest to be charged with respect to a loan, the "contracted for rate of interest" for the Loan shall consist of the following: (a) interest calculated in accordance with the provisions of this Article II;
     (b) the late charges calculated in accordance with the provisions of
     Section 2.6; (c) the Loan Fees; and (d) all Additional Sums, if any. Borrower agrees to pay an effective "contracted for rate of interest" which is the sum of items (a), (b), (c) and (d) above. If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Loan Agreement or any other Loan Instrument, then in such event (i) no Obligor shall be obligated to pay such Excess Interest, (ii) any Excess Interest collected by Agent shall be, at Agent's option, (A) applied to the Principal Balance in such manner as Agent may elect or to accrued and unpaid interest not in excess of the maximum rate permitted by applicable law or (B) refunded to the payor thereof, (iii) the interest rates provided for herein (collectively, including, without limitation, the Loan Fees, the "Stated Rate") shall be automatically reduced to the maximum rate allowed from time to time under applicable law (the "Maximum Rate") and this Loan Agreement and the other Loan Instruments, as applicable, shall be deemed to have been, and shall be, modified to reflect such reduction, and (iv) neither any Borrower nor any other Obligor shall have any action against Agent or any Lender for any damages arising out of the payment or collection of such Excess Interest.

          2.6.3 Increased Costs. If, after the Closing Date, either (i) any
                ---------------
     change in or in the interpretation of any law or regulation is introduced, including, without limitation, with respect to reserve requirements applicable to any Lender, (ii) any Lender complies with any future guideline or request from any central bank or other Governmental Body proposed or promulgated after the Closing Date or (iii) any Lender determines that the adoption of any applicable law, rule or regulation regarding capital adequacy or any change therein, or any change in the interpretation or administration thereof by any Governmental Body, central bank or comparable agency charged with the interpretation or administration thereof announced after the Closing Date has or would have the effect described below, or any Lender complies with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Body, central bank or comparable agency announced after the Closing Date and in case of any event set forth in this clause (iii), such adoption, change or compliance has or would have the direct or indirect effect of reducing the rate of return on any of any Lender's capital as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, and any of the foregoing events described in clauses (i), (ii) or (iii) increases the cost to any Lender of funding or maintaining the Loan, or reduces the amount receivable in respect thereof by such Lender, then Borrowers shall upon demand by such Lender at any time within 180 days after the date on which an officer of such Lender responsible for overseeing this Loan Agreement knows or has reason to know of its right to additional compensation under this subsection 2.10.3, pay to such Lender additional amounts sufficient to reimburse such Lender against such increase in cost or reduction in amount receivable; provided, however, the if such Lender fails to deliver such demand within such 180 day period, such

     Lender shall only be entitled to additional compensation for any such costs incurred from and after the date that is 180 days prior to the date Borrowers receives such demand. A certificate as to the amount of such increased cost, and setting forth in reasonable detail the calculation thereof, shall be submitted to Borrowers by such Lender, and shall be conclusive absent manifest error. Each Lender will promptly notify Borrowers of any event of which it has knowledge that would entitle such Lender to additional compensation under this subsection 2.6.3. No Lender shall request any additional compensation under this subsection 2.6.3 unless it is generally making similar requests of other borrowers similarly situated, and each Lender agrees to use a reasonable basis for calculating amounts allocable hereunder.

                                   ARTICLE III
                                   -----------

                                    SECURITY
                                    --------

     Borrowers' Obligations shall be secured by a Lien upon all of the Collateral, which Lien at all times shall be superior and prior to all other Liens, except Permitted Prior Liens. Provided no Event of Default then exists and is continuing, upon the consummation of the Corporate Reorganization, at the sole cost and expenses of Red Robin and pursuant to release documents in form and substance reasonably satisfactory to Red Robin, Agent shall release (i) the Red Robin Holders from their respective obligations under the Red Robin Pledge Agreement and (ii) the Security Interests in the Pledged Red Robin Capital Stock granted to Agent pursuant to the Red Robin Pledge Agreement.

                                   ARTICLE IV
                                   ----------

                              CONDITIONS OF CLOSING
                              ---------------------

     The obligation of Lenders to disburse the Loan shall be subject to the satisfaction or waiver of all of the following conditions on or before the Closing Date in a manner, form and substance satisfactory to Agent:

     4.1 Representations and Warranties. On the Closing Date, the
         -----------------------------
representations and warranties of each Obligor set forth in the Loan Instruments to which such Obligor is a party shall be true and correct in all material respects.

     4.2 Performance; No Default. Each Obligor shall have performed and complied
         -----------------------
with all agreements and conditions contained in the Instruments to which such Obligor is a party to be performed by or complied with by such Person prior to or at the Closing Date, and no Event of Default or Incipient Default then shall exist or result from the Closing.

     4.3 Quad-C Investment. The Quad-C Investment shall have been consummated in
         -----------------
accordance with the terms and conditions of the Quad-C Investment Instruments and all requirements of applicable state and federal securities and other laws. No party to the Quad-C Investment Instruments shall have failed to satisfy, or shall have waived the satisfaction of, any term or condition of the Quad-C Investment Instruments to be performed, complied with or satisfied on or prior to the consummation of the Quad-C Investment.

     4.4 Snyder Group Merger. The Snyder Group Merger shall have been
         -------------------
consummated in accordance with the terms and conditions of the Snyder Group Merger Instruments and all requirements of applicable state and federal securities and other laws. No party to the Snyder Group Merger Instruments shall have failed to satisfy, or shall have waived the satisfaction of, any term or condition of the Snyder Group Merger Instruments to be performed, complied with or satisfied on or prior to the consummation of the Snyder Group Merger. Agent shall have received evidence that the Sinking Fund shall have been created and that the Sinking Fund Assignment has been consummated.

     4.5 Delivery of Documents. The following shall have been delivered to
         ---------------------
Agent, each duly authorized and executed, where applicable, and in form and substance satisfactory to Agent:

          (a) the Loan Instruments (other than the Substitute Pledge Agreement);

          (b) a good standing certificate for each Borrower from the State in which each such Borrower is organized and each State in which any Store owned or operated by such Borrower is located, each dated a recent date prior to the Closing Date;

          (c) certified copies of (i) the articles or certificate of incorporation of each Borrower, together with all amendments thereto, certified by the Secretary of State of the State in which such Borrower is located as of a recent date prior to the Closing Date; (ii) the by-laws of each Borrower, certified as of the Closing Date by the corporate secretary of such Borrower and (iii) resolutions adopted by the board of directors of each Borrower authorizing the execution and delivery of the Instruments and the consummation of the transactions contemplated thereby, certified as of the Closing Date by the corporate secretary of such Borrower;

          (d) signature and incumbency certificates of the officers of each Borrower;

          (e) a certificate of merger from the Delaware Secretary of State and the Nevada Secretary of State reflecting the consummation of the Snyder Group Merger, certified by the Delaware Secretary of State and the Nevada Secretary of State, as applicable, and copies of such of the Snyder Group Merger Instruments as are required to be and in fact were filed with the Delaware Secretary of State and the Nevada Secretary of State in connection with the Snyder Group Merger;

          (f) certified copies or executed originals of each of the following:

               (1) the Quad-C Investment Instruments;

               (2) the Snyder Group Merger Instruments;

               (3) the Sinking Fund Assignment Instruments;

               (4) the Equity Instruments;

               (5) the Leases;

               (6) the Snyder Employment Instruments;

               (7) the Quad-C Consulting Agreement;

               (8) the AEI Indebtedness Instruments;

               (9) the Orix Indebtedness Instruments;

               (10) the MetLife Indebtedness Instruments;

               (11) the Captec Indebtedness Instruments;

               (12) the Bonnyville Indebtedness Instruments; and

               (13) the GE Indebtedness Instruments existing as of the Closing Date; and

               (14) the Purchase Money/Capitalized Lease Indebtedness Instruments existing as of the Closing Date;

          (g) a Landlord's Agreement from the Landlord under each Lease;

          (h) Pay-Off Letters from each holder of Indebtedness to be Refinanced, together with such UCC termination statements and other Lien releases as are necessary to release any Liens securing the Indebtedness to be Refinanced; and

          (i) such other instruments, documents, certificates, consents, waivers and opinions as Agent reasonably may request.

     4.6 Opinions of Counsel. Agent shall have received an opinion dated the
         -------------------
Closing Date from O'Melveny & Myers, LLP, counsel to Borrowers, together with such local counsel opinions as Agent reasonably may require, each addressed to Agent, as a Lender and as Agent, in such form and covering such matters as Agent reasonably may require. In addition, Agent shall have received and be entitled to rely upon the respective opinions of the counsel to Borrowers, RR Investors and RR Investors II delivered in connection with the Quad-C Investment and the Snyder Group Merger.

     4.7 Licenses. Agent shall have received evidence that (i) each Borrower is
         --------
the licensee of all Licenses, including liquor licenses, necessary for the operation of its Restaurant Business, (ii) such Licenses are in full force and effect as of the Closing Date and (iii) no event has occurred which could reasonably be expected to result in the revocation or adversely affect the renewal in the ordinary course, of any such License.

     4.8 Financial Reports; Other Information and Inspections. Agent shall have
         ----------------------------------------------------
received and found satisfactory such financial reports and other information with respect to Borrowers as Agent may require, together with a pro-forma balance sheet of Red Robin as of the Closing Date consistent with the requirements of this Loan Agreement and the projections previously delivered to Agent.

     4.9 Security Interests. All filings of Uniform Commercial Code financing
         ------------------
statements, recordings of Mortgages and Leasehold Mortgages and all other filings and actions necessary to perfect and maintain the Security Interests as first valid and perfected Liens in the Property covered thereby, subject only to Permitted Liens and subject in priority only to Permitted Prior Liens, shall have been filed or taken and Agent shall have received such UCC, state and federal tax Lien, pending suit, judgment and other Lien searches as Agent deems necessary to confirm the foregoing.

     4.10 Insurance; Survey.
          -----------------

          4.10.1 Business, Flood and Key Man Life Insurance. At least three
                 ------------------------------------------
     Business Days prior to the Closing Date Borrowers shall have delivered to Agent evidence satisfactory to Agent (i) of flood insurance with respect to each parcel of Real Estate other than any parcel as to which Borrowers have supplied Agent evidence that such parcel is not in a flood hazard area,
     (ii) that all insurance coverage required pursuant to Section 6.6, including, without limitation, the Key Man Life Insurance and the Supplemental Key Man Life Insurance, is in full force and effect and all premiums then due thereon have been paid in full and (iii) that Agent has been named (A) loss payee on all policies of casualty insurance required pursuant to Section 6.6, (B) an additional insured on all policies of liability insurance required pursuant to Section 6.6 and (C) the assignee of Red Robin for purposes of the Key Man Life Insurance Borrowers shall have obtained the Key Man Life Insurance and shall have assigned its rights to the proceeds of such insurance to Agent.

          4.10.2 Title Insurance. Agent shall have received an ALTA mortgagee's
                 ---------------
     policy of title insurance (ALTA Revised 1987 Form) in favor of Agent with respect to each parcel of Leasehold Property covered by a Leasehold Mortgage and each parcel of Real Estate covered by a Mortgage, issued by a title company and in an amount satisfactory to Agent, showing that the applicable Borrower has valid leasehold estate in such parcel of Leasehold Property covered by a Leasehold Mortgage and each parcel of Real Estate covered by a Mortgage and insuring that the Leasehold Mortgage or Mortgage covering such parcel constitutes a valid Lien on such Borrower's right, title and interest in, to and under the applicable Lease or Real Estate, subject only to Permitted Liens and subject in priority only to Permitted Prior Liens. Each such policy shall insure over all survey and other general exceptions contained therein and shall include such affirmative endorsements as reasonably may be required by Agent and as are available in the applicable jurisdiction, including without limitation, comprehensive endorsement no. 1, contiguity (if applicable), usury, doing business variable rate, tie-in, restrictions (where applicable), encroachment (where applicable), 3.1 zoning (including parking), last dollar, tax parcel, survey, location, access and future advances. Agent shall have received copies of and found reasonably satisfactory the provisions of each document referred to in each such policy.

          4.10.3 Premiums. Agent shall have received evidence that all premiums
                 --------
     with respect to such title insurance have been paid by Borrower.

          4.10.4 Survey. Agent shall have received a recent "as-built" ALTA/ACSM
                 ------
     survey of each parcel of Leasehold Property covered by a Leasehold Mortgage, certified to Agent and the title Borrower, containing a flood plain certification, showing no matters or exceptions which are not Permitted Liens and otherwise in sufficient detail as to permit the elimination of any survey exceptions to the title policies described above and the issuance of the affirmative endorsements required above.

     4.11 Approval of Instruments and Security Interests; Consents. Agent shall
          --------------------------------------------------------
have received evidence that the approval or consent shall have been obtained from all Governmental Bodies, Landlords and all other Persons whose approval or consent is required to enable (i) Borrowers and the other Persons party to the Instruments to enter into and perform their respective obligations under the Instruments to which each such Person is a party and (ii) each Obligor to grant to Agent the Security Interests contemplated in the Security Instruments to which such Obligor is a party.

     4.12 Use of Assets. Agent shall be satisfied that Borrowers at all times
          -------------
shall be entitled to the use and quiet enjoyment of all Property material to the continued ownership and operation of their Restaurant Business, including, without limitation, the use of equipment, fixtures, Licenses, offices and means of ingress and egress thereto, and any easements or rights-of-way necessary to reach any equipment or other items necessary for the operation of such Restaurant Business.

     4.13 Environmental Matters. Agent shall have received such reports
          ---------------------
concerning the environmental condition of the Stores as Agent may require, including an Environmental Phase I Report for each Store owned by any Borrower in fee simple. Such reports shall be dated within six months of the Closing Date, shall confirm to the satisfaction of Agent, in its sole judgment, that such Store complies in all material respects with all applicable federal and state environmental and ecological laws and regulations and shall reflect, in Agent's sole judgment, no adverse findings. For fee simple sites, in lieu of the Environmental Phase I Report Agent will accept a "lender" environmental insurance policy evidencing coverage in an amount of $500,000.00 (or such greater amount as Agent may require) per site issued by an insurer, acceptable to Agent in its sole discretion. For leasehold mortgage sites, Agent will accept clean, in its sole opinion, Environmental Audits. Agent reserves the right to require the previously stated environmental insurance on a leasehold mortgage site, and further due diligence in compliance with the above requirements for a Phase I on fee simple sites. The cost of the environmental reports/insurance shall be borne by Borrowers.

     4.14 Material Adverse Change. No event shall have occurred since December
          -----------------------
26, 1999 which could reasonably be expected to have a Material Adverse Effect. No judgment, order, injunction or other restraint prohibiting or imposing materially adverse conditions on any Borrower shall exist. No litigation or governmental proceeding or investigation involving any Borrower shall be pending which in the opinion of Lenders if adversely determined, reasonably could be expected to have a Material Adverse Effect.

     4.15 Indebtedness to be Refinanced. Agent shall have received evidence that
          -----------------------------
all Indebtedness to be Refinanced has been repaid in full.

     4.16 Fees and Expenses. Agent shall have received payment of the Loan Fees
          -----------------
payable on the Closing Date and all fees and expenses described in subsection 11.1.1.

                                    ARTICLE V
                                    ---------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Borrowers jointly and severally represent and warrant to Agent and Lenders as follows:

     5.1 Existence and Power. Each Borrower is a corporation duly formed,
          ------------------
validly existing and in good standing under the laws of the State of its organization. Each Borrower is in good standing under the laws of each jurisdiction in which any Store owned by such Borrower is located and each other jurisdiction in which the failure to be in good standing reasonably could be expected to have a Material Adverse Effect. Each Borrower has all requisite power and authority to own its Property and to carry on its business as now conducted.

     5.2 Authority. Each Borrower has full power and authority to enter into,
          --------
execute, deliver and carry out the terms of the Loan Instruments to which it is a party and to incur the obligations provided for therein, all of which have been duly authorized by all proper and necessary action and are not prohibited by its articles of organization, certificate of incorporation or by-laws.

     5.3 Equity Interests and Related Matters.
         ------------------------------------

          5.3.1 Equity Interests. There is set forth in Schedule 5.3.1 a
                ----------------
     complete description of the Equity Interests. The Equity Interests are validly issued, fully paid and non-assessable, and have been issued and sold in compliance with all applicable federal and state laws, rules and regulations, including, without limitation, all so-called "Blue-Sky" laws. The Equity Interests are owned beneficially and of record by the Persons in the respective percentages set forth on Schedule 5.3.1, to the best knowledge of Borrowers and except as set forth on Schedule 5.3.1, free and clear of all Liens except the Security Interests.

          5.3.2 Restrictions. Except as set forth on Schedule 5.3.2, no Borrower
                ------------
     (i) is a party to or has knowledge of any agreements restricting the transfer of the Equity Interests, except the Loan Instruments and the Equity Instruments, (ii) has outstanding any rights which can be convertible into or exchangeable or exercisable for any Equity Interests, or any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any of the Equity Interests or any securities convertible into or exchangeable or exercisable for any Equity Interests or (iii) is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any Equity Interests. No Borrower is required to file, and no Borrower has filed, pursuant to the Securities Act or Section 12 of the Securities Exchange Act of 1934, as amended, a registration statement relating to any class of debt or equity securities.

     5.4 Binding Agreements. This Loan Agreement and the other Loan Instruments,
         ------------------
when executed and delivered, will constitute the valid and legally binding obligations of each Borrower to the extent such Borrower is a party thereto, enforceable against each Borrower in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and (ii) equitable principles (whether or not any action to enforce such document is brought at law or in equity).

     5.5 Business and Property of Borrowers.
         ----------------------------------

          5.5.1 Business and Property. Red Robin is not engaged, and as of the
                ---------------------
     Closing Date does not propose to engage, in any business activity other than the Restaurant Business and the ownership of the Equity Interests of the other Borrowers and the Inactive Subsidiaries. No other Borrower is engaged or, as of the Closing Date, proposes to engage, in any business activity other than the Restaurant Business. Except as set forth on
     Schedule 5.5.1, no Inactive Subsidiary (i) engages, or proposes to engage, in any business activity, (ii) owns any material Property or (iii) has any material Indebtedness. Red Robin has no Subsidiaries other than Borrowers and the Inactive Subsidiaries. Except as set forth on Schedule 5.5.1, no other Borrower has any Subsidiaries. Each Borrower owns all Property and holds all Leases, Licenses and Operating Agreements required to conduct its business as now conducted.

          5.5.2 Licenses. There is set forth in Schedule 5.5.2 a list of all
                --------
     material Licenses, including liquor licenses, which have been issued or assigned to any Borrower. Except as set forth on Schedule 5.5.2, all of such Licenses are in full force and effect and have been duly issued in the name of, or validly assigned to, the applicable Borrower, no default or breach exists thereunder and the applicable Borrower has full power and authority thereunder to conduct its business.

          5.5.3 Operating Agreements. There is set forth in Schedule 5.5.3 a
                --------------------
     list of all material Operating Agreements relating to the businesses of the Borrowers. Except as set forth on Schedule 5.5.3, each such Operating Agreement is in full force and effect, there has been no default in the performance of any of its terms or conditions by any Borrower or, to the best of Borrowers' knowledge, any other party thereto, and no claims of default have been asserted by any Borrower or, to the best of Borrowers' knowledge, any other party thereto with respect thereto. To the best of Borrowers' knowledge, no event has occurred which could result in the cancellation or termination of any such Operating Agreement or the imposition thereunder of any liability upon any Borrower, in each case, which reasonably could be expected to have a Material Adverse Effect.

          5.5.4 Facility Sites. There is set forth in Schedule 5.5.4 the
                --------------
     locations of the chief executive office of each Borrower and all other places where such Borrower's books and records are kept, the locations of each of each Borrower's Stores and the locations of all of each Borrower's other Property.

          5.5.5 Leases. There is set forth in Schedule 5.5.5 a list of all
                ------
     Leases, together with (i) a complete and accurate address of each parcel of Leasehold Property subject to such Leases and (ii) the complete and accurate name and address of the Landlord under each such Lease. Except as set forth on Schedule 5.5.5, each Lease is in full force and effect, there has been no default in the performance of any of its terms or conditions by any Borrower or, to the best of Borrowers' knowledge, any other party thereto, and no claims of default have been asserted by any Borrower or, to the best of Borrowers' knowledge, any other party thereto, with respect thereto. The present use of the Leasehold Property is in compliance with all applicable zoning ordinances and regulations and other laws and regulations.

          5.5.6 Real Estate. There is set forth on Schedule 5.5.6 a complete and
                -----------
     accurate address and legal description of each parcel of Real Estate. To the best knowledge of Borrowers, the present use of the Real Estate is in compliance with all applicable zoning ordinances and regulations and other laws and regulations.

          5.5.7 Operation and Maintenance of Equipment. No equipment owned or
                --------------------------------------
     operated by any Borrower which is material to the operation of its business has been used, operated or maintained in a manner which now or hereafter could result in the cancellation or termination of the right of such Borrower to use or make use of the same or which could result in any material liability of such Borrower for damages in connection therewith. All of the equipment and other tangible personal property owned by each Borrower is, in all material respects, in good operating condition and repair (ordinary wear and tear excepted) and has been used, operated and maintained in substantial compliance with all applicable laws, rules and regulations.

     5.6 Title to Property; Liens. Each Borrower has (i) good and insurable
         ------------------------
title to all of its Property, except (A) any License which cannot be transferred without the consent of a Governmental Body and (B) the portion thereof consisting of a leasehold estate and (ii) a valid leasehold estate in each portion of its Property which consists of a leasehold estate. All of such Property is free and clear of all Liens, except Permitted Liens. Upon the proper filing with the appropriate Governmental Bodies of appropriate Uniform Commercial Code financing statements, the applicable Loan Instruments will create valid and perfected Liens in the Property described therein, subject only to Permitted Liens and subject in priority only to Permitted Prior Liens.

     5.7 Projections and Financial Statements.
         ------------------------------------

          5.7.1 Financial Statements. Borrowers have delivered to Agent the
                --------------------
     financial statements described in Schedule 5.7.1 pertaining to the operations of the Borrowers. Such financial statements present fairly in all material respects the results of operations of the Borrowers for the periods covered thereby and the financial condition of the Borrowers as of the dates indicated therein. All of such financial statements have been prepared in conformity with GAAP consistently applied, except for the absence of footnotes and subject to year-end adjustments. Since December 26, 1999, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect. Borrowers also have delivered to Agent a pro-forma balance sheet as of the Closing Date. Such pro-forma balance sheet, which assumes the consummation of the transactions contemplated by the Instruments, presents fairly in all material respects the anticipated financial condition of Red Robin as of the Closing Date.

          5.7.2 Projections. Borrowers have delivered to Agent projections of
                -----------
     the future operations of the Borrowers. Such projections represent the best estimates of future performance of the Borrowers believed by Borrowers to be reasonable as of the Closing Date, subject to the uncertainty inherent in any projections (it being acknowledged that such projections are not a guarantee of future performance).

     5.8 Litigation. There is set forth in Schedule 5.8 a description of all
         ----------
actions, suits, arbitration proceedings and claims pending or, to the best knowledge of Borrowers, threatened against any Borrower or the business or operations thereof or maintained by any Borrower at law or in equity or before any Governmental Body. None of the matters set forth on Schedule 5.8, if determined adversely to any Borrower, could reasonably be expected to have a Material Adverse Effect.

     5.9 Defaults in Other Agreements; Consents; Conflicting Agreements. No
         --------------------------------------------------------------
Borrower is in default under any agreement to which it is a party or by which it or any of its Property is bound, the effect of which default reasonably could be expected to have a Material Adverse Effect. No authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Body or, to the best knowledge of Borrowers, any other Person, which individually or in the aggregate could reasonably be considered to be material and which has not already been obtained, taken or filed, as applicable, is required (i) for the due execution, delivery or performance by each Borrower of any of the Instruments to which such Borrower is a party or (ii) as a condition to the validity or enforceability of any of the Instruments to which each Borrower is a party or any of the transactions contemplated thereby or the priority of the Security Interests, except for certain filings to establish and perfect the Security Interests. Except as set forth on Schedule 5.9, no provision of any mortgage, indenture, material contract, material agreement, statute, rule, regulation, judgment, decree or order binding on any Borrower conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance of the terms of any of the Instruments or affect the validity or priority of the Security Interests. The execution, delivery and performance of the terms of the Instruments will not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien upon the Property of any Borrower pursuant to the terms of any such mortgage, indenture, contract or agreement.

     5.10 Taxes. Except as disclosed on Schedule 5.10, each Borrower has filed
          -----
all tax returns required to be filed, and has paid, or made adequate provision for the payment of, all taxes shown to be due and payable on such returns or in any assessments made against it, and no tax liens have been filed and, to the best knowledge of Borrowers, no claims are being asserted in respect of such taxes which are required by GAAP to be reflected in the financial statements of the Borrowers and are not so reflected therein. The charges, accruals and reserves on the books of the Borrowers with respect to all federal, state, local and other taxes are considered by the management of the Borrowers to be adequate, and no Borrower knows of any unpaid assessment which is due and payable by any Borrower or creates a Lien against any Borrower's Property, except such assessments as are being contested in good faith and by appropriate proceedings diligently conducted, and for which adequate reserves have been set aside in accordance with GAAP. Except as disclosed on Schedule 5.10, no Borrower has received written notice that any of its tax returns are under audit and or that it is the subject or target of any investigation by the Internal Revenue Service.

     5.11 Compliance with Applicable Laws. No Borrower is in default in respect
          -------------------------------
of any judgment, order, writ, injunction, decree or decision of any Governmental Body, which default reasonably could be expected to have a Material Adverse Effect. To the best of Borrowers' knowledge, each Borrower is in compliance in all material respects with all applicable statutes and regulations, including, without limitation, ERISA, ADA and all laws and regulations relating to unfair labor practices, equal employment opportunity and employee safety, but specifically excluding Environmental Laws (which are the subject to Section 5.14), of all Governmental Bodies, the non-compliance with which reasonably could be expected to have a Material Adverse Effect. No Borrower has received written notice that any material condemnation, eminent domain or expropriation that has been commenced or threatened against any Borrower's Property.

     5.12 Patents, Trademarks, Franchises, Agreements. Each Borrower owns,
          -------------------------------------------
possesses or has the right to use all patents, trademarks, service marks, trade names, trade secrets, know-how, copyrights, franchises and rights with respect thereto (i) which are necessary for the conduct of its business as currently conducted by such Borrower after the Closing Date and (ii) for which the failure to own, possess or have the right to use reasonably could be expected to have a Material Adverse Effect, in each case, except as disclosed on Schedule 5.12, without any known conflict with the rights of others and free of any Liens other than the Security Interests.

     5.13 Regulatory Matters. Each Borrower (i) has duly and timely filed all
          ------------------
reports and other filings which are required to be filed by such Borrower under any applicable rule or regulation of any Governmental Body, the non-filing of which reasonably could be expected to have a Material Adverse Effect, and (ii) is in compliance with all such rules and regulations, the noncompliance with which reasonably could be expected to have a Material Adverse Effect.

     5.14 Environmental Matters. To the best of Borrowers' knowledge, each
          ---------------------
Borrower is in compliance in all material respects with all applicable Environmental Laws and, to the best of Borrowers' knowledge, no portion of any of Real Estate or the Leasehold Property has been used as a land fill. There currently are not any known Hazardous Materials generated, manufactured, released, stored, buried or deposited over, beneath, in or on (or used in the construction and/or renovation of) the Real Estate or Leasehold Property in violation of applicable Environmental Laws.

     5.15 Application of Certain Laws and Regulations. Each Borrower is not and
          -------------------------------------------
no Affiliate of any Borrower is:

          5.15.1 Investment Company Act. An "investment company," or a company
                 ----------------------
     "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          5.15.2 Holding Company Act. A "holding company," or a "subsidiary
                 -------------------
     company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

          5.15.3 Foreign or Enemy Status. (i) An "enemy" or an "ally of an
                 -----------------------
     enemy" within the meaning of Section 2 of the Trading with the Enemy Act,
     (ii) a "national" of a foreign country designated in Executive Order No. 8389, as amended, or of any "designated enemy country" as defined in Executive Order No. 9095, as amended, of the President of the United States of America, in each case within the meaning of such Executive Orders, as amended, or of any regulation issued thereunder, (iii) a "national of any designated foreign country" within the meaning of the Foreign Assets Control Regulations or the Cuban Assets Control Regulations of the United States of America (Code of Federal Regulations, Title 31, Chapter V, Part 515, Subpart B, as amended) or (iv) an alien or a representative of any alien or foreign government within the meaning of Section 310 of Title 47 of the United States Code.

          5.15.4 Regulations as to Borrowing. Subject to any statute or
                 ---------------------------
     regulation (other than usury laws) which regulates the incurrence of any Indebtedness for Borrowed Money, including, without limitation, statutes or regulations relative to common or interstate carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services.

     5.16 Margin Regulations. None of the transactions contemplated by this Loan
          ------------------
Agreement or any of the other Loan Instruments, including the use of the proceeds of the Loan, will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulation U, and no Borrower owns or intends to carry or purchase any "margin security" within the meaning of such Regulation U.

     5.17 Other Indebtedness. Upon the Closing, there will be no Indebtedness
          ------------------
for Borrowed Money owed by any Borrower to any Person, except (i) Borrowers' Obligations and (ii) Purchase Money/Capitalized Lease Indebtedness permitted to exist as of the Closing Date, the GE Indebtedness permitted under Section 7.1 to exist as of the Closing Date, the AEI Indebtedness, the Orix Indebtedness, the MetLife Indebtedness, the Captec Indebtedness and the Bonnyville Indebtedness, all of which is described on Schedule 5.17.

     5.18 No Misrepresentation. Neither this Loan Agreement nor any other Loan
          --------------------
Instrument, certificate or financial statement furnished or to be furnished by or on behalf of Borrowers to Agent or any Lender pursuant to this Loan Agreement contains or will contain a misstatement of material fact, or omits or will omit to state a material fact required to be stated in order to make the statements contained herein or therein, taken as a whole, not misleading in the light of the circumstances under which such statements were made. To the best knowledge of Borrowers there is no fact, other than information known to the public generally, that reasonably could be expected to have a Material Adverse Effect that has not expressly been disclosed to Agent in writing.

     5.19 Employee Benefit Plans.
          ----------------------

          5.19.1 No Other Plans. No Borrower nor any ERISA Affiliate maintains
                 --------------
     or contributes to, or has any obligation under, any Employee Benefit Plan other than those identified on Schedule 5.19.1. The Borrowers have provided Agent accurate and complete copies of all contracts, agreements and documents described on Schedule 5.19.1.

          5.19.2 ERISA and Code Compliance and Liability. The Borrowers and each
                 ---------------------------------------
     ERISA Affiliate are in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except where failure to comply would not result in a material liability to any Borrower and except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 401(a) of the Code. No material liability has been incurred by any Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan.

          5.19.3 Funding. No Pension Plan has been terminated, nor has any
                 -------
     accumulated funding deficiency (as defined in Section 412 of the Code) been insured (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan, nor has any Borrower or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C), 4063(a) or 4068 of ERISA with respect to any Pension Plan.

          5.19.4 Prohibited Transactions and Payments. Neither the Borrowers nor
                 ------------------------------------
     any ERISA Affiliate has: (i) engaged in a nonexempt "prohibited transaction" as such term is defined in Section 406 of ERISA or Section 4975 of the Code; (ii) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid; (iii) failed to make a required contribution or payment to a Multiemployer Plan; or (iv) failed to make a required installment or other required payment under Section 412 of the Code.

          5.19.5 No Termination Event. No Termination Event has occurred or is
                 --------------------
     reasonably expected to occur.

          5.19.6 ERISA Litigation. No material proceeding, claim, lawsuit and/or
                 ----------------
     investigation is existing or, to the best knowledge of Borrowers, threatened concerning or involving any (i) employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by any Borrower or any ERISA Affiliate, (ii) Pension Plan or (iii) Multiemployer Plan.

          5.20 Employee Matters.
               ----------------

          5.20.1 Collective Bargaining Agreements; Grievances. (i) None of the
                 --------------------------------------------
     employees of any Borrower is subject to any collective bargaining agreement with such Borrower, (ii) to the best knowledge of Borrowers, no petition for certification or union election is pending with respect to the employees of any Borrower and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any Borrower and (iii) there are no strikes, slowdowns, work stoppages, unfair labor practice complaints, grievances, arbitration proceedings or controversies pending or, to the best knowledge of Borrowers, threatened against any Borrower by any of such Borrower's employees, other than employee grievances or controversies arising in the ordinary course of business that could not in the aggregate be expected to have a Material Adverse Effect.

          5.20.2 Claims Relating to Employment. No Borrower nor, to Borrowers'
                 -----------------------------
     best knowledge, any employee of any Borrower, is subject to any employment agreement or non-competition agreement with any former employer or any other Person which agreement would have a Material Adverse Effect due to
     (i) any information which any Borrower would be prohibited from using under the terms of such agreement or (ii) any legal considerations relating to unfair competition, trade secrets or proprietary information.

     5.21 Burdensome Obligations. After giving effect to the transactions
          ----------------------
contemplated by the Instruments (i) no Borrower (A) is a party to or is bound by any franchise, agreement, deed, lease or other instrument, or be subject to any restriction, which is so unusual or burdensome so as to cause, in the foreseeable future, a Material Adverse Effect and (B) intends to incur, or believes that it will incur, debts beyond its ability to pay such debts as they become due, and (ii) each Borrower (A) owns and will own Property, the fair saleable value of which is (I) greater than the total amount of its liabilities (including contingent liabilities) and (II) greater than the amount that will be required to pay the probable liabilities of its then existing debts as they become absolute and matured, and (B) has and will have capital that is not unreasonably small in relation to its business as presently conducted and as proposed to be conducted. No Borrower presently anticipates that future expenditures needed to meet the provisions of federal or state statutes, orders, rules or regulations in effect on or proposed as of the Closing Date will be so burdensome so as to have a Material Adverse Effect.

     5.22 Insurance. No written notice of cancellation has been received with
          ---------
respect to any insurance policies required pursuant to Section 6.6 and each Borrower is in material compliance with all conditions contained in such policies.

     5.23 Snyder Group Merger Instruments. To the best knowledge of Borrowers,
          -------------------------------
the representations and warranties of Snyder Group and its shareholders set forth in the Snyder Group Merger Instruments are true and correct in all material respects as of the date hereof.

                                   ARTICLE VI
                                   ----------

                              AFFIRMATIVE COVENANTS
                              ---------------------

     Until all of Borrowers' Obligations are paid and performed in full each Borrower agrees that they will:

     6.1 Legal Existence; Good Standing. Maintain its existence and its good
         ------------------------------
standing in the state of its organization and maintain its qualification in each other jurisdiction in which the failure so to qualify reasonably could be expected to have a Material Adverse Effect and in any event in each jurisdiction in which any Store is operated by it.

     6.2 Inspection. Permit representatives of Agent and Lenders, upon not less
         ----------
than 2 Business Days' prior notice and during normal business hours if no Event of Defaults exists and is continuing, or during normal business hours without notice if any Event of Default exists and is continuing, to (i) visit its offices, (ii) examine its books and records and Accountants' reports relating thereto, (iii) make copies or extracts therefrom, (iv) discuss its affairs with its employees, (v) examine and inspect its Property and (vi) meet and discuss its historical and projected financial performance with the Accountants in the presence of its designated representative(s), and such Accountants, at such meeting, are hereby irrevocably authorized by Borrowers to discuss and disclose all such affairs fully with Agent and Lenders, except to the extent any such information may be the subject of an attorney-client, attorney work product or similar privilege.

     6.3 Financial Statements and Other Information. Maintain a standard system
         ------------------------------------------
of accounting in accordance with GAAP and furnish to each Lender:

          6.3.1 Quarterly Statements and Agings. As soon as available and in any
                -------------------------------
     event within 30 days after the close of each Red Robin Fiscal Quarter:

               (a) a copy of the consolidated balance sheet of the Borrowers as of the end of such Red Robin Fiscal Quarter,

               (b) consolidated statements of operations, EBITDA and Operating Cash Flow of the Borrowers for such Red Robin Fiscal Quarter, for the preceding four Red Robin Fiscal Quarters and for the period from the beginning of the then current Red Robin Fiscal Year to the end of such Red Robin Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding year,

               (c) the consolidating financial statements of each Store used in preparing the financial statements described in (a) and (b) above, and

               (d) an aging of the Borrowers' outstanding accounts payable and accounts receivable as of the end of such Red Robin Fiscal Quarter,

     all in reasonable detail, containing such information as Lenders reasonably may require, and certified by the Chief Financial Officer of each Borrower as complete and correct, subject to normal year-end adjustments.

          6.3.2 Annual Statements. As soon as available and in any event within
                -----------------
     90 days after the close of each Red Robin Fiscal Year:

               (a) the consolidated balance sheet of the Borrowers as of the end of such Red Robin Fiscal Year and the statements of operations, cash flows, shareholders' equity (collectively, the "Basic Financial Statements"), EBITDA and Operating Cash Flow of the Borrowers for such Red Robin Fiscal Year setting forth in each case in comparative form the corresponding figures for the preceding Red Robin Fiscal Year,

               (b) an opinion of the Accountants which shall accompany the Basic Financial Statements, which opinion shall be unqualified as to going concern and scope of audit, stating that (i) the examination by the Accountants in connection with such Basic Financial Statements has been made in accordance with generally accepted auditing standards,
          (ii) such Basic Financial Statements have been prepared in conformity with GAAP and in a manner consistent with prior periods, and (iii) such Basic Financial Statements fairly present in all material respects the financial position and results of operations of the Borrowers, and

               (c) a report from the Accountants stating that, in their opinion, the statements of EBITDA and Operating Cash Flow are fairly stated in accordance with the provisions of this Loan Agreement.

          6.3.3 Compliance Certificates. The financial statements described in
                -----------------------
     subsections 6.3.1 and 6.3.2 shall be accompanied by a Compliance
     Certificate.

          6.3.4 Accountants' Certificate. Simultaneously with the delivery of
                ------------------------
     the Basic Financial Statements required by subsection 6.3.2, a report from the Accountants stating that, in connection with their audit, nothing came to their attention that caused them to believe that Borrowers failed to comply with the terms, covenants, provisions or conditions of Article VI or VII of the Loan Agreement insofar as they relate to financial and accounting matters, or, if so, specifying in such report all such instances of non-compliance and the nature and status thereof.

          6.3.5 Audit Reports. Promptly upon receipt thereof, a copy of each
                -------------
     report, other than the reports referred to in subsection 6.3.2, including any so-called "Management Letter" or similar report, submitted to the Borrowers by the Accountants in connection with any annual, interim or special audit made by the Accountants of the books of the Borrowers.

          6.3.6 Business Plans. Not less than 30 days after the end of each Red
                --------------
     Robin Fiscal Year, a business plan for the Restaurant Business of Borrowers for the following Red Robin Fiscal Year setting forth in reasonable detail the projected EBITDA, Operating Cash Flow, Capital Expenditures and operations budget of such Restaurant Business of the Borrowers, and such other information as Lenders reasonably may request, for such following Red Robin Fiscal Year.

          6.3.7 Notice of Defaults; Loss. Prompt written notice if: (i) any
                ------------------------
     Indebtedness of any Borrower is declared or shall become due and payable prior to its declared or stated maturity, or called and not paid when due,
     (ii) there shall occur and be continuing an Event of Default, accompanied by a statement of the president of each Borrower setting forth what action Borrowers propose to take in respect thereof, or (iii) any event shall occur which has or is reasonably likely to have a Material Adverse Effect.

          6.3.8 Notice of Suits; Adverse Events. Prompt written notice of: (i)
                -------------------------------
     any citation, summons, subpoena, order to show cause or other order naming any Borrower a party to any proceeding before any Governmental Body which might reasonably be expected to have a Material Adverse Effect, including with such notice a copy of such citation, summons, subpoena, order to show cause or other order, (ii) any lapse or other termination of any License, permit, franchise, agreement or other authorization issued to any Borrower by any Governmental Body or any other Person that is material to the operation of the Restaurant Business of the Borrowers, (iii) any refusal by any Governmental Body or any other Person to renew or extend any such License, permit, franchise, agreement or other authorization and (iv) any dispute between any Borrower and any Governmental Body or any other Person, which lapse, termination, refusal or dispute referred to in clauses (ii) and (iii) above or in this clause (iv) reasonably could be expected to have a Material Adverse Effect.

          6.3.9 Reports to Shareholders, Creditors and Governmental Bodies.
                ----------------------------------------------------------

               (a) Promptly upon becoming available, copies of all financial statements, reports, notices and other statements sent or made available generally by any Borrower to its shareholders with respect to the overall financial performance of the Borrowers, of all regular and periodic reports and all registration statements and prospectuses filed by any Borrower with any securities exchange or with the Securities and Exchange Commission or any Governmental Body succeeding to any of its functions, and of all statements generally made available by the Borrowers or others concerning material developments in the business of the Borrowers.

               (b) Promptly upon becoming available, copies of any periodic or special reports filed by any Borrower with any Governmental Body or Person, if such reports indicate any material change in the business, operations, affairs or condition of any Borrower, or if copies thereof are requested by any Lender, and copies of any material notices and other communications from any Governmental Body or Person which specifically relate to any Borrower.

          6.3.10 ERISA Notices and Requests.
                 --------------------------

               (a) With reasonable promptness, and in any event within 30 days after occurrence of any of the following, notice and/or copies of: (i) the establishment of any new Employee Benefit Plan, Pension Plan or Multiemployer Plan; (ii) the commencement of contributions to any Employee Benefit Plan, Pension Plan or Multiemployer Plan to which any Borrower or any of its ERISA Affiliates was not previously contributing or any increase in the benefits of any existing Employee Benefit Plan, Pension Plan or Multiemployer Plan; (iii) each funding waiver request filed with respect to any Employee Benefit Plan and all communications received or sent by any Borrower or any ERISA Affiliate with respect to such request; and (iv) the failure of any Borrower or any of its ERISA Affiliates to make a required installment or payment under Section 302 of ERISA or Section 412 of the Code by the due date.

               (b) With reasonable promptness but in any event within 10 days of becoming aware of the occurrence of or forthcoming occurrence of any
          (i) Termination Event or (ii) "prohibited transaction," as such term is defined in Section 406 of ERISA or Section 4975 of the Code, in connection with any Pension Plan or any trust created thereunder, a notice specifying the nature thereof, what action the Borrowers have taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto.

               (c) With reasonable promptness but in any event within 10 days after the occurrence of any of the following, copies of: (i) any favorable or unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code; (ii) all notices received by any Borrower or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan; (iii) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by any Borrower or any ERISA Affiliate with the Internal Revenue Service with respect to each Pension Plan; and (iv) all notices received by any Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA; and written notice within two Business Days of any Borrower's or any ERISA Affiliate's filing of or intention to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA.

          6.3.11 Other Information.
                 -----------------

               (a) Immediate notice of any material change in, or termination of, the employment of Snyder, any change in the location of any Property of any Borrower which is material to or necessary for the continued operation of such Borrower's business, any change in the name of any Borrower, any sale or purchase of Property outside the regular course of business of any Borrower, and any change in the business or financial affairs of any Borrower, which change reasonably could be expected to have a Material Adverse Effect.

               (b) Promptly upon request therefor, such other information and reports relating to the past, present or future financial condition, operations, plans and projections of the Borrowers as Lenders reasonably may request from time to time.

               (c) Drafts of any Equity Instruments anticipated to be entered into after the Closing Date at least 5 Business Days' prior to the execution and delivery of same and copies of any Equity Instruments entered into after the Closing Date concurrently with the execution and delivery of same.

     6.4 Reports to Governmental Bodies and Other Persons. Timely file all
         ------------------------------------------------
material reports, applications, documents, instruments and information required to be filed pursuant to all rules, regulations or requests of any Governmental Body or other Person having jurisdiction over the operation of the business of any Borrower, including, but not limited to, such of the Loan Instruments as are required to be filed with any such Governmental Body or other Person pursuant to applicable rules and regulations promulgated by such Governmental Body or other Person.

     6.5 Maintenance of Licenses and Other Agreements. Maintain in full force
         --------------------------------------------
and effect at all times, and apply in a timely manner for renewal of, all Licenses, Franchise Agreements, trademarks, trade names and agreements necessary for the operation of its Restaurant Business, the loss of any of which reasonably could be expected to have a Material Adverse Effect.

     6.6 Insurance.
         ---------

          6.6.1 Maintenance of Insurance. (i) Maintain in full force and effect
                ------------------------
     at all times the Key Man Life Insurance, the Supplemental Key Man Life Insurance and such property, casualty, business interruption and other insurance required by Agent, all of which shall be written by insurers, contain terms and be in amounts and forms as are satisfactory to Agent (including, at a minimum (A) comprehensive general liability insurance (including bodily injury and property damage coverage) with a broad form endorsement and combined single limit of at least $2,000,000 and (B) casualty insurance against fire and other "All Risk" perils, including, if required by Agent, earthquake and flood, in the full replacement value of the Stores), providing for deductibles of not more than $2,500 for any single act or occurrence, with a standard mortgagee clause endorsed thereon in favor of Agent which shall provide, among other things, that the policies may not be canceled without 30 days' prior notice to Agent and
     (ii) deliver to Agent, from time to time as Agent reasonably may request, evidence of compliance with this subsection, but in any event at least 15 days prior to the expiration date of any policy required hereunder, each bearing notations evidencing prior payment of premiums.

          6.6.2 Claims and Proceeds. Direct all insurers under all policies of
                -------------------
     Business Insurance and Key Man Life Insurance to pay all proceeds payable thereunder to Agent. Each Borrower hereby irrevocably appoints Agent (and all officers, employees or agents designated by Agent) as such Borrower's true and lawful attorney and agent in fact for the purpose of and with power to make, settle and adjust claims under such policies of insurance, endorse the name of such Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, and to make all determinations and decisions with respect to such policies of insurance. Borrowers hereby acknowledge that such appointment as attorney and agent in fact is a power coupled with an interest, and therefore is irrevocable. The proceeds of Key Man Life Insurance shall be applied to the payment of Borrowers' Obligations. The insurance proceeds received on account of any loss, damage, destruction or other casualty:

               (a) if no Event of Default exists and is continuing and the amount of such proceeds is $50,000 or less, shall be held by Agent and applied to pay for the cost of repair or replacement of the Property which was the subject of such loss, damage, destruction or other casualty; and

               (b) if no Event of Default exists and is continuing and the amount of such proceeds exceeds $50,000, or if any Event of Default exists and is continuing, at the option of Agent may be (i) applied to the payment of Borrowers' Obligations or (ii) held by Agent and applied to pay for the cost of repair or replacement of the Property which was the subject of such loss, damage, destruction or other casualty.

          6.6.3 Application of Proceeds. In the event the insurance proceeds
                -----------------------
     received on account of any loss, damage, destruction or other casualty are permitted or required by subsection 6.6.2 to be:

               (a) made available to pay for the cost of repair or replacement of the Property which was the subject of such loss, damage, destruction or other casualty, such proceeds shall be made available in the manner and under such reasonable and customary conditions as Agent may require, including, without limitation, at the option of Agent (i) the prior approval of Agent of any plans and specifications, the project budget, the project schedule, the contractor and the construction contract to be entered into with respect to such repair or restoration and any changes or amendments thereto, (ii) evidence that the amount of such proceeds, together with any funds deposited by Borrowers with Agent for such purpose, will be sufficient to complete the repair or restoration in accordance with the approved plans and specifications and (iii) the execution and delivery of a customary construction loan escrow agreement among Agent, Borrowers and a title company acceptable to Agent providing for disbursement of funds to pay the costs of such repair or replacement free and clear of mechanics and materialmans liens and any other Liens other than Permitted Liens; or

               (b) applied to the payment of Borrowers' Obligations, such proceeds shall be applied to Borrowers' Obligations in the following order of priority: (i) first, to the payment of any and all sums which then are due and payable pursuant to the terms of the Loan Instruments, other than the Principal Balance and interest accrued thereon, (ii) next to accrued and unpaid interest on the Principal Balance until all such accrued and unpaid interest is paid in full and
          (iii) then to the Principal Balance in the inverse order of the maturity of the installments thereof.

     6.7 Future Leases. Deliver to Agent, concurrently with the execution by any
         -------------
Borrower, as lessee, of any lease pertaining to real property other than any leases which consists of Unencumbered Property or which is subject to any GE Indebtedness Lien (i) an executed copy thereof, (ii) a Landlord's Agreement from the landlord under such lease, (iii) a first leasehold mortgage or leasehold deed of trust in form and substance substantially similar to the Leasehold Mortgages, (iv) a lender's policy of title insurance, in such form and amount and containing such endorsements as shall be reasonably satisfactory to Agent,
(v) an ALTA/ACSM survey of the real estate demised under such lease, (vi) an Environmental Audit with respect to such real property and (vii) such other documents and assurances with respect to such lease as Agent may require.

     6.8 Future Acquisitions of Real Property. Deliver to Agent concurrently
         ------------------------------------
with the (i) execution by any Borrower of any contract relating to the purchase by such Borrower of any real property other than any real property which consists of Unencumbered Property or which is subject to any GE Indebtedness Lien, an executed copy of such contract and an Environmental Phase I Report with respect to such real property and (ii) closing of the purchase of such real property, (A) a first mortgage or deed of trust in favor of Agent on such real property, in form and substance reasonably satisfactory to Agent, (B) a lender's policy of title insurance, in such form and amount and containing such endorsements as shall be satisfactory to Agent, (C) an ALTA/ACSM survey of such real property, (D) an Environmental Phase I Report with respect to such real property and (E) such other documents and assurances with respect to such real property as Agent may require.

     6.9 Environmental Matters. At all times comply in all material respects
         ---------------------
with, and be responsible for, its obligations under all Environmental Laws applicable to the Real Estate, Leasehold Property and any other Property owned by such Borrower or used by such Borrower in the operation of such Borrower's Restaurant Business. At its sole cost and expense, each Borrower shall (i) comply in all material respects with (A) any written notice of any violation or administrative or judicial complaint or order having been filed against such Borrower, any portion of any Real Estate or Leasehold Property or any other Property owned by such Borrower or used by such Borrower in the operation of its business alleging violations of any law, ordinance and/or regulation requiring such Borrower to take any action in connection with the release, transportation and/or clean-up of any Hazardous Materials, and (B) any written notice from any Governmental Body or any other Person alleging that such Borrower is or may be liable for costs associated with a response or clean-up of any Hazardous Materials or any damages resulting from such release or transportation, or (ii) diligently contest in good faith by appropriate proceedings any demands set forth in such notices, provided (A) reserves in an amount reasonably satisfactory to Agent to pay the costs associated with complying with any such notice are established by such Borrower and (B) no Lien would or will attach to the Property which is the subject of any such notice as a result of any compliance by such Borrower which is delayed during any such contest. Promptly upon receipt of any written notice described in the foregoing clause (i), Borrowers shall deliver to Agent a copy thereof.

     6.10 Compliance with Laws. Comply with all federal, state and local laws,
          --------------------
ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable to the Borrowers and their operations, the failure to comply with which reasonably could be expected to have a Material Adverse Effect.

     6.11 Taxes and Claims. Pay and discharge all taxes, assessments and
          ----------------
governmental charges or levies imposed upon it or upon its income or profits, or upon any Property belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien (other than a Permitted Lien) upon the Property of any Borrower, provided that no Borrower shall be required by this Section 6.11 to pay any such amount if the same is being contested diligently and in good faith by appropriate proceedings and as to which the appropriate Borrower has set aside reserves on its books reasonably satisfactory to Agent.

     6.12 Maintenance of Properties. Maintain all of its Properties necessary in
          -------------------------
the operation of its Restaurant Business in good working order and condition, normal wear and tear excepted.

     6.13 Governmental Approvals. Upon the exercise by Agent and/or Lenders
          ----------------------
after the occurrence and during the continuance of any Event of Default of any power, right or privilege pursuant to the provisions of any of the Loan Instruments requiring any consent, approval or authorization of any Governmental Body (including, without limitation, transfers of Licenses), promptly execute and cause the execution of all applications, certificates, instruments and other documents that Agent and/or Lenders may be required to obtain for such consent, approval or authorization.

     6.14 Payment of Indebtedness. Except as to matters being contested in good
          -----------------------
faith and by appropriate proceedings and except to the extent prohibited by the terms of this Loan Agreement, promptly pay when due, or in conformance with customary trade practices, all of its Indebtedness.

     6.15 Additional Borrowers. Deliver to Agent:
          --------------------

          6.15.1 Notice of Additional Borrowers. At least 30 days' prior notice
                 ------------------------------
     of the date any Borrower intends to form or acquire any Additional Borrower and prompt notice of the date such Additional Borrower in fact is formed or acquired.

          6.15.2 Joinder Agreement. On the date any Additional Borrower in fact
                 -----------------
     is formed or acquired, a joinder agreement, in form and substance reasonably satisfactory to Agent, executed by such Additional Borrower pursuant to which, among other things, such Additional Borrower shall (i) severally assume Borrowers' Obligations and guarantee the payment and performance of Borrowers' Obligations on the same terms and conditions as the Borrowers existing on the Closing Date, (ii) join with and into the Security Agreement and each other Loan Instrument executed by the Borrowers existing on the Closing Date, all as amended to the date of such joinder agreement and (iii) grant to Agent a Lien on the Collateral of such Additional Borrower, free and clear of all other Liens other than Permitted Liens and subject in priority only to Permitted Prior Liens, to secure Borrowers' Obligations.

          6.15.3 Pledge Agreement. On the date any Additional Borrower other
                 ----------------
     than the Holding Company in fact is formed or acquired, a pledge agreement pledging the equity interests of such Additional Borrower, in form and substance substantially identical to the Pledge Agreements delivered on the Closing Date, together with the original certificates, if any evidencing such equity interests and an undated assignment separate from certificate, executed in blank by Borrowers, with respect to each such certificate.

          6.15.4 Other Documents. On the date any Additional Borrower in fact is
                 ---------------
     formed or acquired, such other instruments, documents, agreements, financing statements, consents and waivers as Agent reasonably may require to effectuate the joinder of such Additional Borrower with and into the Loan Instruments as contemplated by this Section 6.16.

          6.15.5 Opinion of Counsel. On the date any Additional Borrower in fact
                 ------------------
     is formed or acquired, an opinion of counsel to such Additional Borrower, addressed to Agent, as a Lender and as Agent, in such form and covering such matters as Agent reasonably may require and are similar to the matters covered in the opinion of counsel delivered to Agent on the Closing Date with respect to the Borrowers existing on the Closing Date.

     6.16 Inactive Subsidiaries. On or prior to March 31, 2001 (i) cause each
          ---------------------
Inactive Subsidiary to be liquidated and dissolved in accordance with applicable laws and (ii) deliver to Agent evidence reasonably satisfactory to Agent of each such liquidation and dissolution, including, without limitation, copies, certified by the applicable Governmental Body, of all documents filed with such Governmental Body to effect each such liquidation and dissolution.

     6.17 Excluded Collateral. Deliver to Agent such Mortgages, Leasehold
          -------------------
Mortgages, Security Agreements, UCC financing statements, other Security Instruments, surveys, title insurance and landlord's and mortgagee's consents as Agent reasonably may required to grant to Agent, as security for Borrowers' Obligations, a valid and perfected Lien, subject only to Permitted Liens and subject in priority only to Permitted Prior Liens, on (i) each item of Excluded Personal Property and Excluded Real Estate which secures the AEI Indebtedness, the Orix Indebtedness, the MetLife Indebtedness, the Captec Indebtedness, the Bonnyville Indebtedness or the GE Indebtedness, in each case within 30 days after the repayment of the applicable Indebtedness and (ii) each parcel of the Real Estate Held for Sale which has not been sold to an unaffiliated third party of any Borrower prior to the second anniversary of the Closing Date, within 30 days after the second anniversary of the Closing Date.

     6.18 Interest Rate Protection. Maintain in effect an interest rate cap,
          ------------------------
hedge or similar agreement reasonably satisfactory to Agent to hedge its exposure to fluctuations in interest rates to the extent that the aggregate amount of all Indebtedness of Borrowed Money of Borrowers bearing interest determined by reference to one or more floating rate exceeds $40,000,000.

                                   ARTICLE VII
                                   -----------

                               NEGATIVE COVENANTS
                               ------------------

     Until all of Borrowers' Obligations are paid and performed in full, no Borrower shall:

     7.1 Borrowing. Create, incur, assume or suffer to exist any liability for
         ---------
Indebtedness for Borrowed Money without the prior written consent of Agent, which consent may be given or withheld in the sole and unlimited discretion of Agent, except (i) Borrowers' Obligations, (ii) the Orix Indebtedness, provided the aggregate principal amount thereof does not exceed $233,358 at any time,
(ii) the MetLife Indebtedness, provided the aggregate principal amount thereof does not exceed $3,619,541 at any time, (iii) the Captec Indebtedness, provided the aggregate principal amount thereof does not exceed $18,776,886 at any time,
(iv) the Bonnyville Indebtedness, provided the aggregate principal amount thereof does not exceed $1,113,796 at any time, (v) the AEI Indebtedness, provided the aggregate principal amount thereof does not exceed $146,235, (vi) Purchase Money/Capitalized Lease Indebtedness, (vii) the GE Indebtedness existing as of the Closing Date, provided the aggregate amount thereof does not exceed $600,000 at any time and (viii) the GE Indebtedness incurred after the Closing Date, provided (A) the aggregate principal amount thereof does not exceed $10,000,000 at any time, (B) no Event of Default exists at the time or would be created by the incurrence of any such GE Indebtedness and (C) Borrowers provide to Agent copies of all GE Indebtedness Instruments relating to such GE Indebtedness prior to incurring such GE Indebtedness.

     7.2 Liens. Create, incur, assume or suffer to exist any Lien upon any of
         -----
its Property, whether now owned or hereafter acquired, except Permitted Liens, or enter into any agreement other than this Loan Agreement which would prohibit any Borrower from granting any Lien (i) upon any of the Unencumbered Property or
(ii) which is required to be granted to Agent pursuant to Sections 6.7, 6.8 or 6.17.

     7.3 Merger and Acquisition. Consolidate with or merge with or into any
         ----------------------
Person (other than the Snyder Group Merger), acquire directly or indirectly all or substantially all of the capital stock, equity interests or, except for New Stores to the extent permitted under Section 7.9, Property of any Person, or enter into any agreement for any of the foregoing.

     7.4 Contingent Liabilities. Assume, guarantee, endorse, contingently agree
         ----------------------
to purchase, become liable in respect of any letter of credit, or otherwise become liable upon the obligation of any Person, except for liabilities arising from the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

     7.5 Dividends and Distributions. Make any dividends, distributions or other
         ---------------------------
shareholder expenditures (in their capacity as such) or apply any of its Property to the purchase, redemption or other retirement of, or set apart any sum for the payment of, or make any other distribution in respect of the Borrower Equity Interests except that (i) any Borrower may pay cash dividends to Red Robin at any time and (ii) to the extent required by the Snyder Employment Agreement, Red Robin may repurchase the Red Robin Capital Stock owned by Snyder from the proceeds of the Supplemental Key Man Life Insurance.

     7.6 Payments of Indebtedness for Borrowed Money. Make any payment or
         -------------------------------------------
prepayment on account of any Indebtedness for Borrowed Money other than Borrowers' Obligations, except that Borrowers may make regularly scheduled payments on account of the AEI Indebtedness, the Orix Indebtedness, the MetLife Indebtedness, the Captec Indebtedness, the Bonnyville Indebtedness, the GE Indebtedness and Purchase Money/Capitalized Lease Indebtedness.

     7.7 Investments, Loans. At any time purchase or otherwise acquire, hold or
         ------------------
invest in the capital stock of, or any other interest in, any Person, or make any loan or advance to, or enter into any arrangement for the purpose of providing funds or credit to, or make any other investment, whether by way of capital contribution or otherwise, in or with any Person, including, without limitation, any Affiliate, except (i) investments in direct obligations of, or instruments unconditionally guaranteed by, the United States of America or in certificates of deposit issued by a Qualified Depository, (ii) investments in commercial or finance paper which, at the time of investment, is rated "A" or better by Moody's Investors Service, Inc., or Standard & Poor's Corporation, respectively, or at the equivalent rate by any of their respective successors,
(iii) any interests in any money market account maintained, at the time of investment, with a Qualified Depository, the investments of which, at the time of investment, are restricted to the types specified in clause (i) above, (iv) the interests held by Red Robin of each other Borrower existing as of the Closing Date and (v) that Borrowers may (A) form or acquire Additional Borrowers, provided no Event of Default exists and is continuing at the time of or would be created by the acquisition or formation by such Borrower of any such Additional Borrower and (B) from time to time upon prior notice to Agent enter into agreements with franchisees to convert franchise fees otherwise due and payable to Red Robin into secured or unsecured debt obligations to Red Robin provided no Event of Default exists and is continuing at the time such agreements are entered into and all instruments executed and delivered in connection with each such conversion promptly are delivered to Agent together with an allonge endorsing such instruments to Agent. All investments permitted pursuant to clauses (i), (ii) and (iii) of this Section 7.7 shall have a maturity not exceeding one year.

     7.8 Fundamental Business Changes. Materially change the nature of its
         ----------------------------
business, engage in any business other than the Restaurant Business.

     7.9 Development of New Stores. Acquire, construct, renovate or develop any
         -------------------------
new restaurants (i) if any Event of Default then exists and is continuing or any event or proceeding has occurred or shall be pending which could reasonably be expected to have a Material Adverse Effect and (ii) other than the New Stores without the prior written consent of Agent, which consent shall not be unreasonably withheld or delayed but may be conditioned upon Agent's review and approval of (A) the demographics of the applicable New Store, (B) the proposed construction and/or renovation budget and capitalization plan for such New Store, including any changes thereto, (C) copies of the construction and/or renovation contracts for such New Store, (D) financial projections for the first year of operation of such New Store, (E) if the real estate upon which such New Store is located is leased by a Borrower, the applicable Lease and the results of an Environmental Audit for such real estate and (F) if the real estate upon which such New Store is located is owned by a Borrower, the purchase contract for such real estate and an Environmental Phase I Report for such real estate. Agent shall be deemed to have given its consent to the development of the New Stores described on Schedule 7.9.

     7.10 Facility Sites. Change the locations of its chief executive office,
          --------------
any Store or other Property used in the operation of the Stores unless (i) Agent shall have received at least 30 days' prior written notice thereof, (ii) the applicable Borrower shall have complied in all material respects with all applicable laws, rules and regulations and shall have received all required consents and approvals from any Governmental Body, (iii) Agent shall have received satisfactory evidence that such change could not reasonably be expected to have a Material Adverse Effect and (iv) the applicable Borrower shall have executed and delivered to Agent any documents Agent reasonably may require in order to maintain the validity and priority of the Security Interests.

     7.11 Sale or Transfer of Assets. Sell, lease, assign, transfer or otherwise
          --------------------------
dispose of any Property except for the sale or disposition of (i) inventory in the ordinary course of business, (ii) Property (other than any Store) which is not material to or necessary for the continued operation of its business and
(iii) obsolete or unusable items of equipment which promptly are replaced with new items of equipment of like function, provided such replacement items of equipment shall become subject to the Security Interests.

     7.12 Amendment of Certain Agreements. Amend, modify or waive any term or
          -------------------------------
provision of (i) its articles of organization, certificate of incorporation, by-laws or other constitutive or organizational documents or any of the other Equity Instruments, except pursuant to the Corporate Reorganization Documents,
(ii) the Quad-C Investment Instruments, (iii) the Snyder Group Merger Instruments, (iv) the Trust Indenture, the Debentures or the Sinking Fund Assignment Instruments, (v) the Snyder Employment Instruments, (vi) the Quad-C Consulting Agreement, (v) any Leases, (vi) the Bonnyville Indebtedness Instruments, (vii) the Captec Indebtedness Instruments, (viii) the MetLife Indebtedness Instruments, (ix) the Orix Indebtedness Instruments, (x) the AEI Indebtedness Instruments or (xi) once executed and delivered, the GE Indebtedness Instruments.

     7.13 Acquisition of Additional Properties. Acquire any additional Property
          ------------------------------------
except such Property as is necessary to or useful in the operation of its business, provided that all such acquisitions shall be subject to the conditions and limitations set forth in this Loan Agreement.

     7.14 Issuance of Capital Stock. Issue or sell or permit to be issued any
          -------------------------
additional capital stock or other equity interests or any options or other interests convertible into or exercisable for any such additional capital stock or other equity interests, except (i) in connection with the Corporate Reorganization provided no Event of Default or Incipient Default exists and is continuing at the time of such issuance or sale and (ii) that the Holding Company may issue or sell additional capital stock or warrants or options to acquire capital stock provided that (A) no Event of Default would be created by such issuance or sale and (B) the terms and conditions under which such additional capital stock or warrants or options to acquire capital stock are issued or sold do not and could not provide for any mandatory payments or distributions in respect thereof or any mandatory redemptions thereof.

     7.15 Transactions with Affiliates. Sell, lease, assign, transfer or
          ----------------------------
otherwise dispose of any Property to any Affiliate, lease Property, render or receive services or purchase assets from any Affiliate, or otherwise enter into any contractual relationship with any Affiliate, except (i) the Snyder Employment Instruments, (ii) the Quad-C Consulting Agreement and the payment of Quad-C's expenses in connection with the Quad-C Investment, (iii) the payment of up to $100,000 per year to each of Gerry Kingen and Joe Ide and (iv) any transaction in the ordinary course of business which is on terms no less favorable to such Borrower than would be attainable on an arm's-length basis by such Borrower from anyone not an Affiliate of any Borrower.

     7.16 Compliance with ERISA.
          ---------------------

          (i) Permit the occurrence of any Termination Event which would result in a liability to the Borrowers or any ERISA Affiliate in excess of $250,000;

          (ii) Permit the present value of all benefit liabilities under all Pension Plans to exceed the current value of the assets of such Pension Plans allocable to such benefit liabilities by more than $50,000;

          (iii) Permit any accumulated funding deficiency in excess of $250,000 (as defined in Section 302 of ERISA and Section 412 of the Code) with respect to any Pension Plan, whether or not waived;

          (iv) Fail to make any contribution or payment to any Multiemployer Plan which the Borrowers or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto which results in or is likely to result in a liability in excess of $250,000;

          (v) Engage, or with its knowledge or acquiescence, permit any Borrower or any ERISA Affiliate to engage, in any "prohibited transaction" as such term is defined in Section 406 of ERISA or Section 4975 of the Code for which a civil penalty pursuant to Section 502(i) of ERISA or a tax pursuant to Section 4975 of the Code in excess of $250,000 is imposed;

          (vi) Permit the establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to any Borrower or any ERISA Affiliate or increase the obligation of any Borrower or any ERISA Affiliate to a Multiemployer Plan which liability or increase, individually or together with all similar liabilities and increases, is material to any Borrower or any ERISA Affiliate; or

          (vii) Fail, or with its knowledge or acquiescence, permit any Borrower or any ERISA Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with ERISA, the Code and all other applicable laws and regulations and interpretations thereof.

     7.17 Fiscal Year. Change the Red Robin Fiscal Year from a fiscal year
          -----------
ending closest to the last Sunday of each year and consisting of thirteen fiscal accounting periods.

     7.18 Debt Service Coverage Ratio. Permit the Debt Service Coverage Ratio as
          ---------------------------
of the last day of any Red Robin Fiscal Quarter during any period set forth below to be less than the ratio set forth below opposite such period:

            Period                            Ratio
            ------                            -----

Closing Date - October 7, 2001              1.40:1.00
October 8, 2001 - December 30, 2001         1.45:1.00
December 31, 2001 - December 29, 2002       1.50:1.00
December 30, 2002 - December 28, 2003       1.60:1.00
December 29, 2003 - Maturity Date           1.75:1.00

     7.19 Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio as
          ---------------------------
of the last day of any Red Robin Fiscal Quarter during any period set forth below to be less than the ratio set forth opposite such period:

            Period                            Ratio
            ------                            -----

Closing Date - October 7, 2001              1.20:1.00
October 8, 2001 - December 29, 2002         1.25:1.00
December 30, 2002 - December 28, 2003       1.30:1.00
December 29, 2003 - Maturity Date           1.40:1.00

     7.20 Leverage Ratio. Permit the Leverage Ratio as of the last day of any
          --------------
Red Robin Fiscal Quarter during any period set forth below to be greater than the ratio set forth opposite such period:

            Period                            Ratio
            ------                            -----

Closing Date - December 31, 2000            4.50:1.00
January 1, 2001 - December 30, 2001         4.00:1.00
December 31, 2001 - December 29, 2002       3.50:1.00
December 30, 2002 - Maturity Date           3.00:1.00

                                  ARTICLE VIII
                                  ------------

                              DEFAULT AND REMEDIES
                              --------------------

     8.1 Events of Default. The occurrence of any of the following shall
         -----------------
constitute an Event of Default under the Loan Instruments:

          8.1.1 Default in Payment. If Borrowers shall fail to pay all or any
                ------------------
     portion of Borrowers' Obligations when the same become due and payable.

          8.1.2 Breach of Covenants.
                -------------------

               (a) If Borrowers shall fail to maintain their respective corporate existence or if any Borrower shall fail to observe or perform any covenant or agreement contained in Section 6.2, 6.9, 6.10, 6.11, 6.13 through 6.18 or in Article VII;

               (b) If any Borrower shall fail to observe or perform any covenant or agreement contained in Section 6.5 or 6.6 and such failure shall continue for 5 Business Days; or

               (c) If any Borrower shall fail to observe or perform any covenant or agreement (other than those referred to in subparagraphs (a) and (b) above or specifically addressed elsewhere in this Section 8.1) made by such Person in any of the Loan Instruments to which such Person is a party, and such failure shall continue for a period of 30 days.

          8.1.3 Breach of Warranty. If any representation or warranty made by or
                ------------------
     on behalf of any Borrower in or pursuant to any of the Loan Instruments or in any instrument or document furnished in compliance with the Loan Instruments shall prove to be false or misleading in any material respect when made or deemed to be made.

          8.1.4 Default Under Other Indebtedness for Borrowed Money. If (i) any
                ---------------------------------------------------
     Borrower at any time shall be in default (as principal or guarantor or other surety) in the payment of any principal of or premium or interest on any Indebtedness for Borrowed Money (other than Borrowers' Obligations) beyond the grace period, if any, applicable thereto and the aggregate amount of such payments then in default beyond such grace period shall exceed $100,000 or (ii) any material default shall occur in respect of any issue of Indebtedness for Borrowed Money of any Borrower (other than Borrowers' Obligations) outstanding in a principal amount of at least $250,000, or in respect of any agreement or instrument relating to any such issue of Indebtedness for Borrowed Money, and such default shall continue beyond the grace period, if any, applicable thereto.

          8.1.5 Bankruptcy.
                ----------

               (a) If any Borrower shall (i) generally not be paying its debts as they become due, (ii) file, or consent, by answer or otherwise, to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy or insolvency under the laws of any jurisdiction, (iii) make an assignment for the benefit of creditors, (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for it or for any substantial part of its Property, or (v) be adjudicated insolvent.

               (b) If any Governmental Body of competent jurisdiction shall enter an order appointing, without consent of the applicable Borrower, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its Property, or if an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of a Borrower of any petition for any such relief shall be filed against it and such petition shall not be dismissed or stayed within 60 days.

          8.1.6 Judgments. If there shall be entered against the Borrowers one
                ---------
     or more judgments, awards or decrees, or orders of attachment, garnishment or any other writ, which exceed $250,000 (including the amount of any standard deductibles with respect to any of the foregoing otherwise covered by insurance) in the aggregate at any one time outstanding, excluding judgments, awards, decrees, orders or writs (i) for which there is full insurance (subject to standard deductibles) and with respect to which the insurer has assumed responsibility in writing, (ii) for which there is full indemnification (upon terms and by creditworthy indemnitors which are satisfactory to Agent) or (iii) which have been in force for less than the applicable period for filing an appeal so long as execution has not been levied thereunder or in respect of which the applicable Borrower shall at the time in good faith be prosecuting an appeal or proceeding for review and in respect of which a stay of execution or appropriate appeal bond shall have been obtained pending such appeal or review.

          8.1.7 Impairment of Licenses; Other Agreements. If (i) any
                ----------------------------------------
     Governmental Body shall revoke, terminate, suspend or adversely modify any License of any Borrower, the adverse modification or non-continuation of which reasonably could be expected to have a Material Adverse Effect, or
     (ii) there shall exist any violation or default in the performance of, or a material failure to comply with any agreement, or condition or term of any License or Franchise Agreement, which violation, default or failure has a Material Adverse Effect, or (iii) any License, Franchise Agreement or other agreement which is necessary to the operation of the Restaurant Business of any Borrower shall be revoked or terminated and not replaced by a substitute acceptable to Agent within 30 days after the date of such revocation or termination, and such revocation or termination and non-replacement reasonably could be expected to have a Material Adverse Effect.

          8.1.8 Collateral. If any material portion of the Collateral shall be
                ----------
     seized or taken by a Governmental Body or Person, or any Borrower shall fail to maintain or cause to be maintained the Security Interests and priority of the Loan Instruments as against any Person, or the title and rights of any Person party to any Loan Instrument to any material portion of the Collateral shall have become the subject matter of litigation which could reasonably be expected to result in impairment or loss of the security provided by the Loan Instruments.

          8.1.9 Plans. If an event or condition specified in subsection 6.3.10
                -----
     hereof shall occur or exist with respect to any Pension Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, any Borrower or any ERISA Affiliate shall incur, or in the opinion of Agent be reasonably likely to incur, a liability to a Pension Plan or Multiemployer Plan or the PBGC (or any of them) which, in the reasonable judgment of Lender, would have a Material Adverse Effect.

          8.1.10 Change in Management or Control. If at any time (i) Snyder
                 -------------------------------
     shall cease to devote his full business time and effort to the day-to-day management of the operations and affairs of Borrowers, (ii) Red Robin shall cease to own and control, directly or indirectly, all of the Borrower Subsidiary Capital Stock, (iii) Snyder and one or more Quad-C Entities shall cease to (A) own and control a majority of Red Robin Capital Stock or, following the Corporate Reorganization, the Holding Company Capital Stock or (B) have the ability to appoint a majority of the Board of Directors of Red Robin and, following the Corporate Reorganization, a majority of the Board of Directors of the Holding Company or (iv) the control and veto rights granted to directors designated by Skylark Company, Ltd under the Shareholders Agreement are expanded.

          8.1.11 Corporate Reorganization. If (i) prior to the first anniversary
                 ------------------------
     of the Closing Date the Corporate Reorganization is not consummated and duly executed originals of the Substitute Pledge Documents and copies of duly executed originals of the Corporate Reorganization Documents are not delivered to Agent, (ii) at any time prior to the consummation of the Corporate Reorganization at least 90% of the sum of (A) all of shares of capital stock of Red Robin then issued and outstanding and (B) all shares of capital stock of Red Robin issuable in respect of all warrants, options and other rights to acquire shares of capital stock of Red Robin then outstanding which then are exercisable shall cease to be pledged to Agent pursuant to the Red Robin Pledge Agreement or (iii) any time from and after the consummation of the Corporate Reorganization less than 100% of the Red Robin Capital Stock shall cease to be pledged to Agent pursuant to the Substitute Pledge Agreement.

     8.2 Acceleration of Borrowers' Obligations. Upon the occurrence of:
         --------------------------------------

          (a) any Event of Default described in clauses (ii), (iii), (iv) and
     (v) of subsection 8.1.5(a) or in 8.1.5(b), all of Borrowers' Obligations at that time outstanding automatically shall mature and become due, and

          (b) any other Event of Default, the Required Lenders, at any time, at their option, without further notice or demand, may declare all of Borrowers' Obligations due and payable, whereupon Borrowers' Obligations immediately shall mature and become due and payable, all without presentment, demand, protest or notice (other than notice of the declaration referred to in clause (b) above), all of which hereby are waived.

     8.3 Remedies on Default. If Borrowers' Obligations have been accelerated
         -------------------
pursuant to Section 8.2, upon the written request and at the direction of the Required Lenders, the Agent may:

          8.3.1 Enforcement of Security Interests. Enforce its rights and
                ---------------------------------
     remedies under the Loan Instruments in accordance with their respective terms.

          8.3.2 Other Remedies. Enforce any of the rights or remedies accorded
                --------------
     to Lenders and/or Agent at equity or law, by virtue of statute or otherwise.

Without limiting the generality of the foregoing and without derogating from any right, remedy or other provision contained in this Loan Agreement or any other Loan Instrument, at any time from and after the acceleration of Borrowers' Obligations, Agent shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by Agent to enforce the rights accorded to it or Lenders hereunder and thereunder in order to manage, protect and preserve the Collateral, or to sell or dispose of the Collateral, and to collect all revenues and profits thereof and apply the same as set forth in Section 8.4. To the extent not prohibited by applicable law, each Borrower hereby irrevocably consents to and waives any right to object to or otherwise contest to the appointment of a receiver as provided above. Each Borrower (i) grants such waiver and consent knowingly after having discussed the implications thereof with counsel, (ii) acknowledges that (A) the uncontested right to have a receiver appointed for the foregoing purposes is considered essential by Lenders in connection with the enforcement of their rights and remedies hereunder and under the other Loan Instruments and (B) the availability of such appointment as a remedy under the foregoing circumstances was a material factor in inducing Lenders to make the Loans to Borrowers and (iii) to the extent not prohibited by applicable law, agrees to enter into any and all stipulations in any legal actions, or agreements or other instruments in connection with the foregoing, and to cooperate fully with Agent and Lenders in connection with the assumption and exercise of control by any receiver over all or any portion of the Collateral.

     8.4 Application of Funds. Any funds received by Lenders, Agent after the
         --------------------
occurrence and during the continuance of an Event of Default or pursuant to the exercise of any rights accorded to Lenders and/or Agent pursuant to, or by the operation of any of the terms of, any of the Loan Instruments, including, without limitation, insurance proceeds, condemnation proceeds or proceeds from the sale of Collateral shall be applied to Borrowers' Obligations in the following order of priority:

          8.4.1 Expenses. First, to the payment of (i) all fees and expenses
                --------
     actually incurred, including, without limitation, court costs, fees of appraisers, title charges, costs of maintaining and preserving the Collateral, costs of sale, and all other costs incurred by Agent and Lenders, in exercising any rights accorded to such Persons pursuant to the Loan Instruments or by applicable law, including, without limitation, reasonable attorney's fees, and (ii) all Liens superior to the Liens of Agent except such superior Liens subject to which any sale of the Collateral may have been made.

          8.4.2 Borrower's Obligations. Next, to each Lender in proportion to
                ----------------------
     its respective ratable shares of the remaining unpaid balance of Borrower's Obligations in such order as Lenders may determine.

          8.4.3 Surplus. Any surplus, to the Person or Persons entitled thereto.
                -------

     8.5 Performance of Borrowers' Obligations. If any Borrower fails to (i)
         -------------------------------------
maintain in force and pay for any insurance policy or bond which such Borrower is required to provide pursuant to any of the Loan Instruments, (ii) keep the Collateral free from all Liens except for Permitted Liens, (iii) pay when due all taxes, levies and assessments on or in respect of the Collateral, except as otherwise permitted pursuant to the terms hereof, (iv) make all payments and perform all acts on the part of such Borrower to be paid or performed in the manner required by the terms hereof and by the terms of the other Loan Instruments with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral, (v) keep fully and perform promptly any other of the obligations of such Borrower hereunder or under any of the other Loan Instruments, and (vi) keep fully and perform promptly the obligations of such Borrower with respect to any issue of Indebtedness for Borrowed Money secured by a Permitted Prior Lien, then Agent or Lenders may (but shall not be required to) procure and pay for such insurance policy or bond, place such Collateral in good repair and operating condition, pay, contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of such Borrower. Borrowers shall reimburse Agent and Lenders immediately upon demand for all sums paid or advanced on behalf of any Borrower for any such purpose, together with costs and expenses (including reasonable attorney's fees) paid or incurred by Agent and Lenders in connection therewith and interest on all sums advanced from the date of advancement until repaid to Agent and Lenders at the Default Rate. All such sums advanced by Agent and Lenders, with interest thereon, immediately upon advancement thereof, shall be deemed to be part of Borrowers' Obligations.

                                   ARTICLE IX
                                   ----------

                 ADDITIONAL LENDERS AND PARTICIPANTS; THE AGENT
                 ----------------------------------------------

     9.1 Assignment to Other Lenders.
         ---------------------------

          9.1.1 Assignment. FINOVA may make one or more Loan Assignments and
                ----------
     each Assignee, with the prior written consent of Agent (which may be given or denied in the sole discretion of Agent), may make a Loan Assignment of the rights and obligations which were assigned to such Assignee, provided, however, that (i) each Loan Assignment shall be of a constant, and not a varying, percentage of all rights and obligations of such Lender under this Loan Agreement, (ii) each Loan Assignment shall not be less than $5,000,000 and shall be in integral multiples of $1,000,000 in excess thereof, (iii) the parties to each such Loan Assignment shall execute and deliver to the Agent an Assignment and Acceptance, together with any Note or Notes subject to such assignment and
     (iv) the Assignee shall pay to Agent an assignment fee of $3,500.

          9.1.2 Effect of Loan Assignment. Upon the execution, delivery,
                -------------------------
     acceptance and recording of an Assignment and Acceptance (i) the Assignee thereunder shall be a party to this Loan Agreement and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (ii) the Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Loan Agreement.

          9.1.3 Register. Agent shall maintain a copy of each Assignment and
                --------
     Acceptance delivered to and accepted by it and a register for the recordation of the names, addresses, and interests of the Lenders in Borrowers' Obligations (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrowers, Agent and Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          9.1.4 Substitution of Notes. Simultaneously with the delivery by Agent
                ---------------------
     to Borrowers of any Note which is the subject of a Loan Assignment which is marked "canceled," Borrowers shall execute and deliver to Agent for delivery to (i) the applicable Assignee, a Note payable to the order of such Assignee in an amount equal to the amount assigned to such Assignee, and (ii) the assigning Lender, a Note payable to the order of such Lender in an amount equal to the amount retained by such Lender, each such Note to be substantially in the form of the canceled Note.

          9.1.5 Inspections. Any action which any Assignee shall desire to
                -----------
     undertake pursuant to Section 6.2 shall be coordinated by such Assignee through Agent, and Agent shall accompany each such Assignee which desires to undertake any such action pursuant to Section 6.2.

     9.2 Participations. Subject to the restrictions set forth in subsection
         --------------
9.1.1, each Lender shall have the right to sell Participations. In the event of the sale of a Participation, the obligations of the Lender selling such a Participation shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any Note which previously has been delivered to Lender pursuant to the terms of this Loan Agreement, and Borrowers shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Loan Agreement. Notwithstanding the sale of any Participation, all amounts payable by Borrowers pursuant to the terms of the Loan Instruments shall be determined as if no such Participation had been sold. No Participant shall be entitled to require a Lender to take or omit to take any action pursuant to the Loan Instruments except as provided in the Participation Agreement executed by and between the Participant and such Lender.

     9.3 Set Off and Sharing of Payments. Upon the occurrence of any Event of
         -------------------------------
Default and in addition to and not in limitation of the rights of offset that any Lender may have under applicable law, and whether or not any Lender has made any demand or Borrowers' Obligations have matured, each Lender shall have the right, at any time or from time to time after the occurrence of such Event of Default, without notice to Borrowers or to any other Person, to set off and to appropriate and apply to the payment of Borrowers' Obligations any and all deposits, balances and other obligations held by such Lender for the account of Borrowers, and any other Property at any time held or owing by such Lender to or for the credit or for the account of Borrowers. Each Lender exercising such rights shall notify the Agent thereof and any amount received as a result of the exercise of such rights shall be shared by Lenders in accordance with their Pro Rata Shares. Borrowers agree that (i) each Lender may exercise its right to set off with respect to amounts in excess of such Lender's share of Borrowers' Obligations and may sell Participations in such excess to other Lenders and (ii) any Lender so purchasing a Participation in the Loan made or other of Borrowers' Obligations held by other Lenders may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such Participation as fully as if such Lender were a direct holder of the Loan and other of Borrowers' Obligations in the amount of such Participation.

     9.4 Appointment of Agent. Each Lender hereby irrevocably appoints and
         --------------------
authorizes FINOVA to act as Agent for such Lender under this Loan Agreement and to execute and deliver or accept the other Loan Instruments on behalf of such Lender. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Loan Agreement and the other Loan Instruments and any other instruments and agreements referred to herein and therein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Agent by the terms of this Loan Agreement, together with such powers as are reasonably incidental thereto. FINOVA agrees to act as the Agent on behalf of the Lenders to the extent provided in this Loan Agreement.

     9.5 Delegation of Duties. The Agent may perform any of their respective
         --------------------
duties hereunder by or through agents or employees and shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained.

     9.6 Nature of Duties; Independent Credit Investigation. Agent shall have no
         --------------------------------------------------
duties or responsibilities except those expressly set forth in this Loan Agreement and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or otherwise exist. The duties of Agent shall be mechanical and administrative in nature. Agent shall not have by reason of this Loan Agreement a fiduciary or trust relationship in respect of any Lender, and nothing in this Loan Agreement express or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Loan Agreement except as expressly set forth herein. Each Lender expressly acknowledges that (i) Agent have not made any representations or warranties to it and that no act by Agent hereafter taken, including any review of the affairs of any of the Persons party to any Loan Instrument shall be deemed to constitute any representation or warranty by Agent to any Lender and (ii) it has made and will continue to make, without reliance upon Agent, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of each of the Persons party to any Loan Instrument and the condition and value of the Collateral in connection with this Loan Agreement and the making of the Loan.

     9.7 Instructions from Lenders. Agent shall have the right to request
         -------------------------
instructions from the Lenders by notice to each of the Lenders. If Agent shall request instructions from the Lenders with respect to any act or action (including the failure to act) in connection with this Loan Agreement, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from the Lenders or the Required Lenders, as applicable, and Agent shall not incur liability to any Person by reason of so refraining. No Lender shall have any right of action against Agent as a result of Agent acting or refraining from acting in accordance with the instructions of the Lenders or the Required Lenders, as applicable.

     9.8 Exculpatory Provisions. Neither Agent, nor any of its respective
         ----------------------
directors, officers, employees, agents, attorneys or Affiliates shall (i) be liable to any Lender for any action taken or omitted to be taken by it or them pursuant to any Loan Instruments unless caused by it or its respective directors, officers, employees, agents, attorneys or Affiliates own gross negligence or willful misconduct, (ii) be responsible in any manner to any of Lenders for the effectiveness, enforceability, genuineness, validity or due execution of this Loan Agreement or any other Loan Instruments or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Loan Agreement or any other Loan Instruments, or (iii) be under any obligation to any of Lenders to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Persons party to any Loan Instrument, the financial condition of such Persons, or the existence or possible existence of any Event of Default or Incipient Default.

     9.9 Reimbursement and Indemnification by Lenders of Agent. Each Lender
         -----------------------------------------------------
agrees to reimburse and indemnify Agent (to the extent not reimbursed by Borrowers and without limiting the obligation of Borrowers to do so) in proportion to its Pro Rata Share from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in its respective capacities as such, in any way relating to or arising out of this Loan Agreement or any other Loan Instruments or any action taken or omitted by Agent or Administrative hereunder or thereunder, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's own gross negligence or willful misconduct.

     9.10 Reliance by Agent. Agent shall be entitled to rely upon any writing,
          -----------------
telegram, telex or teletype message, resolution, notice, consent, certificate, letter, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon the advice and opinions of counsel and other professional advisers selected by Agent. Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by Lenders against any and all liability and expense (other than a liability or expense relating to gross negligence or willful misconduct) which may be incurred by it by reason of taking or continuing to take any such action.

     9.11 Notice of Default. Agent shall not be deemed to have knowledge or
          -----------------
notice of the occurrence of any Incipient Default or Event of Default unless Agent has received written notice from a Lender or Borrowers referring to this Loan Agreement, describing such Incipient Default or Event of Default and stating that such notice is a "notice of default."

     9.12 Release of Collateral. Lenders hereby authorize Agent to release any
          ---------------------
Lien granted to Agent upon any Collateral upon (i) the payment and satisfaction of all of Borrowers' Obligations or (ii) the request of Borrowers if such release is required pursuant to the terms of any of the Loan Instruments.

     9.13 Lenders in Their Individual Capacities. With respect to the portions
          --------------------------------------
of the Loan made by it, Agent shall have the same rights and powers as any other Lender and may exercise the same as though it were not Agent, and the term "Lenders" shall, unless the context otherwise indicates, include Agent in their individual capacity. Agent and its Affiliates and each of the Lenders and their respective Affiliates may, without liability to account, except as prohibited herein, make loans to, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking or trust business with, Borrowers and their Affiliates as though such Lender were not a Lender hereunder.

     9.14 Holders of Notes. Agent may deem and treat any payee of any Note as
          ----------------
the owner hereof for all purposes unless and until Agent receives an Assignment and Acceptance with respect thereto. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

     9.15 Successor Agent. Agent may resign at any time by giving not less than
          ---------------
30 days' prior written notice to Borrowers and the other Lenders. The Lenders shall have the right to appoint a successor Agent. If a successor Agent is not appointed within 30 days following Agent's notice of its resignation or its removal, Agent shall appoint a successor agent who shall serve as Agent until such time as the Lenders appoint a successor Agent. Upon its appointment, such successor Agent shall succeed to the rights, powers and duties of Agent and the term "Agent" shall mean such successor effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the resignation of any Agent, the provisions of this Article IX shall inure to the benefit of such former Agent and such former Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was Agent.

     9.16 Delivery of Information. Agent shall not be required to deliver to any
          -----------------------
Lender originals or copies of any documents, instruments, reports, notices, communications or other information received by Agent from Borrowers or any other Person under or in connection with any Loan Instruments except (i) as specifically provided in the Loan Instruments or (ii) as specifically requested from time to time in writing by any Lender with respect to a specific document, instrument, notice or other written communication received by and in the possession of Agent at the time of receipt of such request and then only in accordance with such specific request.

     9.17 Beneficiaries. Except as expressly provided in this Loan Agreement,
          -------------
the provisions of this Article IX are solely for the benefit of Agent, Administrative and Lenders, and Borrowers shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Loan Agreement, Agent shall act solely as agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrowers.

                                    ARTICLE X
                                    ---------

                                     CLOSING
                                     -------

     The Closing Date shall be such date as the parties shall determine, and the Closing shall take place on such date, provided all conditions for the Closing as set forth in this Loan Agreement have been satisfied or otherwise waived by Agent. The Closing shall take place at the offices of Altheimer & Gray, 10 S. Wacker Drive, Suite 4000, Chicago, Illinois 60606, or such other place as the parties hereto shall agree. Unless the Closing occurs on or before September 15, 2000, this Loan Agreement shall terminate and be of no further force or effect and, except for any obligation of Borrowers to Agent pursuant to Article XI, none of the parties hereto shall have any further obligation to any other party.

                                   ARTICLE XI
                                   ----------

                             EXPENSES AND INDEMNITY
                             ----------------------

     11.1 Attorney's Fees and Other Fees and Expenses. Whether or not any of the
          -------------------------------------------
transactions contemplated by this Loan Agreement shall be consummated, Borrowers agree to pay to Agent on demand all documented expenses incurred by Agent in connection with the transactions contemplated hereby (including, without limitation, any appraisal fees, environmental audit fees and title and recording charges) and in connection with any amendments, modifications or waivers (whether or not the same become effective) under or in respect of any of the Loan Instruments, including, without limitation:

          11.1.1 Fees and Expenses for Preparation of Loan Instruments. All
                 -----------------------------------------------------
     expenses, disbursements and reasonable attorney's fees (including, without limitation, charges for required mortgagee's title insurance, lien searches, reproduction of documents, long distance telephone calls and overnight express carriers) of counsel retained by Agent in connection with the preparation and negotiation of the Loan Instruments or any amendments, modifications or waivers hereto or thereto.

          11.1.2 Fees and Expenses in Enforcement of Rights or Defense of Loan
                 -------------------------------------------------------------
     Instruments. Any expenses or other costs, including reasonable attorney's
     -----------
     fees and expert witness fees actually incurred by Agent in connection with the enforcement or collection against any Borrower or any other Person party to any Loan Instrument of any provision of any of the Loan Instruments, and in connection with or arising out of any litigation, investigation or proceeding instituted by any Governmental Body or any other Person with respect to any of the Loan Instruments, whether or not suit is instituted, including, but not limited to, such costs or expenses arising from the enforcement or collection against any Borrower or any other Person party to the Loan Instruments of any provision of any of the Loan Instruments in any state or federal bankruptcy or reorganization proceeding.

     11.2 Indemnity. Borrowers jointly and severally agree to indemnify and save
          ---------
Agent and Lenders harmless of and from the following:

          11.2.1 Brokerage Fees. The fees, if any, of brokers and finders
                 --------------
     engaged by any Borrower.

          11.2.2 General. Any loss, cost, liability, damage or expense
                 -------
     (including reasonable attorney's fees and expenses) incurred by Agent and Lenders, in investigating, preparing for, defending against, providing evidence, producing documents or taking other action in respect of any commenced or threatened litigation, administrative proceeding, suit instituted by any Person or investigation under any law, including any federal securities law, the Bankruptcy Code, any relevant state corporate statute or any other securities law, bankruptcy law or law affecting creditors generally of any jurisdiction, or any regulation pertaining to any of the foregoing, or at common law or otherwise, relating, directly or indirectly, to the transactions contemplated by or referred to in, or any other matter related to, the Loan Instruments, whether or not Agent or any Lender is a party to such litigation, proceeding or suit, or is subject to such investigation, except to the extent any such loss, cost, liability, damage or expense is the direct result of any gross negligence or willful misconduct by Agent or any Lender

          11.2.3 Operation of Collateral; Joint Venturers. Any loss, cost,
                 ----------------------------------------
     liability, damage or expense (including reasonable attorney's fees and expenses) incurred in connection with the ownership, operation or maintenance of the Collateral, the construction of Agent or any Lender and any Borrower as having the relationship of joint venturers or partners or the determination that Agent or any Lender has acted as agent for any Borrower.

          11.2.4 Environmental Indemnity. Any and all claims, losses, damages,
                 -----------------------
     response costs, clean-up costs and expenses suffered and/or incurred at any time by Agent and Lenders arising out of or in any way relating to the existence at any time of any Hazardous Materials in, on, under, at, transported to or from, or used in the construction and/or renovation of, any of the Real Estate or Leasehold Property, or otherwise with respect to any Environmental Law, and/or the failure of any Borrower to perform its obligations and covenants hereunder with respect to environmental matters, including, but not limited to: (i) claims of any Persons for damages, penalties, response costs, clean-up costs, injunctive or other relief, (ii) costs of removal and restoration, including fees of attorneys and experts, and costs of reporting the existence of Hazardous Materials to any Governmental Body, and (iii) any expenses or obligations, including attorney's fees and expert witness fees, incurred at, before and after any trial or other proceeding before any Governmental Body or appeal therefrom whether or not taxable as costs, including, without limitation, witness fees, deposition costs, copying and telephone charges and other expenses, all of which shall be paid by Borrowers to Agent or such Lender when incurred by Agent or such Lender.

                                   ARTICLE XII
                                   -----------

                                  MISCELLANEOUS
                                  -------------

     12.1 Notices. All notices and communications under this Loan Agreement
          -------
shall be in writing and shall be (i) delivered in person, (ii) sent by telecopy, or (iii) mailed, postage prepaid, either by registered or certified mail, return receipt requested, or by overnight express carrier, addressed in each case as follows:

     To Borrowers:     Red Robin, Inc.
                       Red Robin International, Inc.
                       5575 DTC Parkway, Suite 110
                       Englewood, Colorado 90111
                       Attention:    James C. McCloskey
                                     Chief Financial Officer
                       Telecopy No.: (303) 846-6013

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

     Copy to:          O'Melveny & Myers LLP
                       610 Newport Center Drive
                       Newport Beach, California  92660
                       Attention:    Gary Singer, Esq.
                       Telecopy No.: (949) 823-6994

     To Agent:         FINOVA Capital Corporation
                       115 West Century Road
                       Paramus, New Jersey 07693
                       Attention:    Dan O'Donnell
                                     Vice President
                       Telecopy No.: (201) 634-3497

     Copy to:          FINOVA Capital Corporation
                       The FINOVA Corporate Center
                       4800 North Scottsdale Road
                       Scottsdale, Arizona 85251-7623
                       Attention:    Vice President, Law
                       Telecopy No.: (480) 636-6444

     Copy to:          Altheimer & Gray
                       10 S. Wacker Drive, Suite 4000
                       Chicago, Illinois  60606
                       Attention:    Michael L. Owen, Esq.
                       Telecopy No.: (312) 715-4800

or to any other address or telecopy number, as to any of the parties hereto, as such party shall designate in a written notice to the other parties hereto. All notices sent pursuant to the terms of this Section 12.1 shall be deemed received
(i) if personally delivered, then on the Business Day of delivery, (ii) if sent by telecopy before 2:00 p.m. Phoenix time, on the day sent if a Business Day or if such day is not a Business Day or if sent after 2:00 p.m. Phoenix time, then on the next Business Day, (iii) if sent by overnight, express carrier, on the next Business Day immediately following the day sent, or (iv) if sent by registered or certified mail, on the earlier of the fifth Business Day following the day sent or when actually received. Any notice by telecopy shall be followed by delivery on the next Business Day by overnight, express carrier or by hand.

     12.2 Survival of Loan Agreement; Indemnities. All covenants, agreements,
          ---------------------------------------
representations and warranties made in this Loan Agreement and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lenders of the Note and of all other Loan Instruments, and shall continue in full force and effect so long as any of Borrowers' Obligations remain outstanding, unperformed or unpaid. Notwithstanding the repayment of all amounts due under the Loan Instruments, the cancellation of the Note and the release and/or cancellation of any and all of the Loan Instruments or the foreclosure of any Liens on the Collateral, the obligations of each Borrower to indemnify Agent and Lenders with respect to the expenses, damages, losses, costs and liabilities described in Section 11.2 shall survive until all applicable statute of limitations periods with respect to actions which may be brought against Agent or any Lender have run.

     12.3 Further Assurance. From time to time, each Borrower shall execute and
          -----------------
deliver to Agent and Lenders such additional documents as Lenders reasonably may require to carry out the purposes of the

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

Loan Instruments and to protect Lenders' rights thereunder, including, without limitation, using its commercially reasonable best efforts in the event any Collateral is to be sold to secure the approval by any Governmental Body of any application required by such Governmental Body in connection with such sale, and not take any action inconsistent with such sale or the purposes of the Loan Instruments.

     12.4 Taxes and Fees. Should any tax (other than taxes based upon the net
          --------------
income of any Lender), recording or filing fees become payable in respect of any of the Loan Instruments, or any amendment, modification or supplement thereof, Borrowers jointly and severally agree to pay the same on demand, together with any interest or penalties thereon attributable to any delay by Borrowers in meeting any Lender's demand, and agrees to hold Lenders harmless with respect thereto.

     12.5 Severability. In the event that any provision of this Loan Agreement
          ------------
is deemed to be invalid by reason of the operation of any law, or by reason of the interpretation placed thereon by any court or any Governmental Body, as applicable, the validity, legality and enforceability of the remaining terms and provisions of this Loan Agreement shall not in any way be affected or impaired thereby, all of which shall remain in full force and effect, and the affected term or provision shall be modified to the minimum extent permitted by law so as to achieve most fully the intention of this Loan Agreement.

     12.6 Waivers and Amendments. No delay on the part of Agent or any Lender in
          ----------------------
exercising any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege hereunder shall preclude other or further exercise thereof, or be deemed to establish a custom or course of dealing or performance between the parties hereto, or preclude the exercise of any other right, power or privilege. No modification or waiver of any provision of any of the Loan Instruments shall be effective unless in writing and signed by the Required Lenders or the Agent on their behalf, except that (i) the written consent of all Lenders is required to
(A) increase the amount of the Loan, (B) reduce the principal of or interest on the Note, (C) postpone any date fixed for payment of any principal of or interest on the Note or (D) amend or waive Section 12.6, Section 12.9 or the definition of "Required Lenders," and (ii) the written consent of Agent is required for any amendments of Article IX.

     12.7 Modification of Loan Instruments. No modification or waiver of any
          --------------------------------
provision of any of the Loan Instruments shall be effective unless the same shall be in writing and executed in accordance with Section 12.6, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Borrower in any case shall entitle such Borrower or any other Borrower to any other or further notice or demand in the same, similar or other circumstances.

     12.8 Captions. The headings in this Loan Agreement are for purposes of
          --------
reference only and shall not limit or otherwise affect the meaning hereof.

     12.9 Successors and Assigns. This Loan Agreement shall be binding upon and
          ----------------------
inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, subject to the limitations set forth in Article IX; provided, however, that Borrowers shall not be entitled to assign any of their rights or delegate any of their duties hereunder.

     12.10 Remedies Cumulative. All rights and remedies of Agent and Lenders
           -------------------
pursuant to this Loan Agreement, any other Loan Instruments or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently. Neither Agent nor any Lender shall be required to prosecute collection, enforcement or other remedies against any Borrower or any other Person party to the Loan Instruments

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

before proceeding against any such Person or to enforce or resort to any security, liens, collateral or other rights of Agent or Lenders. One or more successive actions may be brought against any Borrower and/or any other Person party to the Loan Instruments, either in the same action or in separate actions, as often as Lenders deem advisable, until all of Borrowers' Obligations are paid and performed in full.

     12.11 Entire Agreement; Conflict. This Loan Agreement and the other Loan
           --------------------------
Instruments executed prior or pursuant hereto constitute the entire agreement among the parties hereto with respect to the transactions contemplated hereby or thereby and supersede any prior agreements, whether written or oral, relating to the subject matter hereof. The representations and warranties made by the Borrowers in the Loan Instruments constitute the sole representations and warranties made through the Closing Date to Agent and Lenders and supersede any representations and warranties, whether written or oral, made prior to the Closing Date relating to the subject matter thereof. In the event of a conflict between the terms and conditions set forth herein and the terms and conditions set forth in any other Loan Instrument, the terms and conditions set forth herein shall govern.

     12.12 Applicable Law. The Loan Instruments shall be construed in accordance
           --------------
with and governed by the laws and decisions of the State of Arizona. For purposes of this Section 12.12, the Loan Instruments shall be deemed to be performed and made in the State of Arizona.

     12.13 Jurisdiction and Venue. Borrowers hereby agree that all actions or
           ----------------------
proceedings initiated by any Borrower and arising directly or indirectly out of the Loan Instruments shall be litigated in the Superior Court of Maricopa County, or the United States District Court for the District of Arizona or, if Agent initiates such action, in addition to the foregoing courts, any court in which Agent shall initiate or to which Agent shall remove such action, to the extent such court has jurisdiction. Borrowers hereby expressly submit and consent in advance to such jurisdiction in any action or proceeding commenced by Agent in or removed by Agent to any of such courts, and hereby agrees that personal service of the summons and complaint, or other process or papers issued therein may be served in the manner provided for notices herein, and agrees that service of such summons and complaint or other process or papers may be made by registered or certified mail addressed to Borrowers at the address to which notices are to be sent pursuant to Section 12.1. Borrowers waive any claim that Maricopa County, Arizona or the District of Arizona is an inconvenient forum or an improper forum based on lack of venue. To the extent provided by law, should any Borrower, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the number of days prescribed by law after the mailing thereof, such Borrower shall be deemed in default and an order and/or judgment may be entered by the court against such Borrower as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum for Borrowers set forth in this Section 12.13 shall not be deemed to preclude the enforcement by Agent of any judgment obtained in any other forum or the taking by Agent of any action to enforce the same in any other appropriate jurisdiction, and Borrowers hereby waive the right to collaterally attack any such judgment or action.

     12.14 Waiver of Right to Jury Trial. Agent, Lenders and Borrowers
           -----------------------------
acknowledge and agree that any controversy which may arise under any of the Loan Instruments or with respect to the transactions contemplated thereby would be based upon difficult and complex issues and, therefore, the parties agree that any lawsuit arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

     12.15 Time of Essence. Time is of the essence for the performance by
           ---------------
Borrowers of the obligations set forth in this Loan Agreement and the other Loan Instruments.

     12.16 Estoppel Certificate. Within 15 days after Agent requests any
           --------------------
Borrower to do so, such Borrower will execute and deliver to Agent a statement certifying (i) that this Loan Agreement is in full force and effect and has not been modified except as described in such statement, (ii) the date to which interest on the Note has been paid, (iii) the Principal Balance, (iv) whether or not to its knowledge an Event of Default has occurred and is continuing, and, if so, specifying in reasonable detail each such Event of Default of which it has knowledge, (v) whether to its knowledge it has any defense, setoff or counterclaim to the payment of the Notes in accordance with their terms, and, if so, specifying each defense, setoff or counterclaim of which it has knowledge in reasonable detail (including where applicable the amount thereof), and (vi) as to any other matter reasonably requested by Agent.

     12.17 Consequential Damages. Neither Agent nor any Lender nor any agent or
           ---------------------
attorney of Agent or such Lender shall be liable to any Borrower, nor shall any Borrower or any agent or attorney of any Borrower be liable to Agent or any Lender, for consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Borrowers' Obligations.

     12.18 Counterparts. This Loan Agreement may be executed by the parties
           ------------
hereto in several counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

     12.19 No Fiduciary Relationship. No provision in this Loan Agreement or in
           -------------------------
any other Loan Instrument, and no course of dealing among the parties hereto, shall be deemed to create any fiduciary duty by Agent or any Lender to Borrowers.

     12.20 Notice of Breach by Agent and Lenders. Borrowers agree to give Agent
           -------------------------------------
and each Lender written notice of (i) any action or inaction by Agent or any Lender or any agent or attorney of Agent or such Lender in connection with the Loan Instruments that may be actionable against Agent or such Lender or any agent or attorney of Agent or such Lender or (ii) any defense to the payment of Borrowers' Obligations for any reason, including, but not limited to, commission of a tort or violation of any contractual duty implied by law.

     12.21 Confidentiality. Except as provided for in the Loan Instruments and
           ---------------
except as necessary to enable Agent or Lenders to realize upon Borrowers' Obligations and except in connection with the administration or enforcement of Agent's and Lenders' rights under the Loan Instruments, Agent and Lenders each shall use their commercially reasonable efforts not to disclose any information relative to the Restaurant Business of the Borrowers designated by Borrowers as confidential to any Person without the prior written consent of Borrowers, except that Agent and Lenders may disclose any such information (i) in connection with any proposed Loan Assignment or Participation, provided the prospective Assignee or Participant first agrees in writing to maintain the confidentiality of such information in a manner consistent with the terms of this subsection 12.21, (ii) which otherwise is in the public domain, (iii) to the extent required by applicable law or any rule, regulation, decree, order or injunction of any Governmental Body or (iv) which is obtained by Agent or any Lender from a third party not known to Agent or any Lender to be under an obligation of confidentiality to Borrowers.

     12.22 Governmental Approval. Notwithstanding anything to the contrary
           ---------------------
contained herein or in any other Loan Instrument, no party hereto shall take any action that would constitute or result in the

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

transfer or assignment of any License, permit or authority issued by any Governmental Body, or a transfer of control over any such License, permit or authorization, if such assignment or transfer would require the prior approval of and/or notice to any Governmental Body, without such party first having notified such Governmental Body of any such assignment or transfer and, if required, obtaining the approval of such Governmental Body therefor.

     12.23 Publicity. Borrowers hereby authorize Agent to issue appropriate
           ---------
press releases and to cause a tombstone to be published announcing the consummation of this transaction and the aggregate amount thereof.

     12.24 Joint and Several Liability; Rights of Contribution.
           ---------------------------------------------------

          (a) Borrowers' Obligations constitute the joint and several obligations of each Borrower secured by the Security Interests. Each Borrower acknowledges that the proceeds of the Loans are a direct and indirect benefit to all Borrowers. The provisions of this Section 12.24 shall in no way limit the obligations of any Borrower hereunder or under any of the other Loan Instruments and each Borrower shall remain liable to Agent and Lenders for the full amount of Borrowers' Obligations.

          (b) Each Borrower agrees (subject to clause (c) below) that in the event a payment of any of Borrowers' Obligations shall be made by any Borrower or any asset of any Borrower shall be sold to satisfy a claim of Agent or any Lender to receive any such payment, each other Borrower (the "Contributing Borrower") shall indemnify such Borrower (the "Claiming Borrower") in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such asset, as the case may be, multiplied by a fraction, the numerator of which shall be the net worth of the Contributing Borrower on the date hereof and the denominator of which shall be the aggregate net worth of all Borrowers on such date. A Contributing Borrower making any payment to the Claiming Borrower pursuant hereto shall be subrogated to the rights of the Claiming Borrower to the extent of such payment.

          (c) No Borrower shall exercise any rights which it may acquire by way of subrogation hereunder to the rights of any other Borrower or otherwise in equity or at law by any payment made hereunder or otherwise, nor shall any Borrower seek or be entitled to seek any contribution or reimbursement from any other Borrower in respect of payments made by such other Borrower in respect of Borrowers' Obligations until Borrowers' Obligations have been indefeasibly paid and performed in full. If any amounts shall be paid to any Borrower on account of such subrogation or contribution rights at any time prior to the date Borrowers' Obligations have been indefeasibly paid and performed in full, such amount shall be held in trust for Agent and Lenders, segregated from other funds of such Borrower, and shall, forthwith upon receipt by such Borrower, be turned over to Agent in the exact form received by such Borrower (duly endorsed by such Borrower to Agent, if required), for application to Borrowers' Obligations in accordance with
     Section 8.4 hereof.

                [remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, this Loan Agreement has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                                 RED ROBIN INTERNATIONAL, INC., a Nevada
                                 corporation


                                 By: /s/ James P. McCloskey
                                     -------------------------------------------
                                     James P. McCloskey, Chief Financial Officer


                                 RED ROBIN HOLDING CO., INC., an Oregon
                                 corporation, and RED ROBIN DISTRIBUTING
                                 COMPANY, INC., a Colorado corporation


                                 By: /s/ James P. McCloskey
                                     -------------------------------------------
                                     James P. McCloskey, Vice President of each
                                     of the foregoing corporations


                                 RED ROBIN OF BALTIMORE COUNTY, INC., a
                                 Maryland corporation, and RED ROBIN OF ANNE
                                 ARUNDEL COUNTY, INC., a Maryland corporation


                                 By: /s/ James P. McCloskey
                                     -------------------------------------------
                                     James P. McCloskey, Treasurer of each of
                                     the foregoing corporations


                                 FINOVA CAPITAL CORPORATION, a Delaware
                                 corporation, in its individual capacity as a Lender and as Agent for all Lenders


                                 By: /s/ Daniel O'Donnell
                                     -------------------------------------------
                                     Daniel O'Donnell
                                     Vice President

                     List of Omitted Exhibits and Schedules
                     --------------------------------------

The following exhibits and schedules to the Loan Agreement have been omitted and shall be furnished supplementally to the Commission upon request:

Exhibit 1.1(A)    -   Form of Assignment and Acceptance Agreement
Exhibit 1.1(B)    -   Form of Compliance Certificate
Exhibit 1.1(C)    -   Form of Landlord's Agreement for Leasehold Mortgage Stores
Exhibit 1.1(D)    -   Form of Landlord's Agreement for Non-Leasehold Mortgage
                      Stores

Schedule 5.3.1    -   Borrower Equity Interests
Schedule 5.3.2    -   Restrictions
Schedule 5.5.1    -   Business and Property
Schedule 5.5.2    -   License Agreements
Schedule 5.5.3    -   Operating Agreements
Schedule 5.5.4    -   Facility Sites, including Excluded Stores
Schedule 5.5.5    -   Leases, including Excluded Leases
Schedule 5.5.6    -   Real Estate, including Excluded Real Estate
Schedule 5.7.1    -   Financial Statements
Schedule 5.8      -   Litigation
Schedule 5.9      -   Defaults in Other Agreements; Consents; Conflicting
                      Agreements
Schedule 5.10     -   Taxes
Schedule 5.12     -   Patents, Trademarks, Franchises, Agreements
Schedule 5.13     -   Regulatory Matters
Schedule 5.17     -   Existing Indebtedness as of the Closing Date
Schedule 5.19.1   -   Employee Benefit Plans
Schedule 7.9      -   New Stores